UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2018

Date of reporting period:	November 1, 2017 — October 31, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

# Putnam Fixed Income Absolute Return Fund*

**Annual report**
**10 | 31 | 18**

**Absolute return funds** are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

**FUND SYMBOL**
**CLASS A**
PTRNX

*Effective April 30, 2018, Putnam Absolute Return 300 Fund® was renamed Putnam Fixed Income Absolute Return Fund.

Putnam Fixed Income
Absolute Return
Fund

Annual report
10 | 31 | 18

Consider these risks before investing: Allocation of assets among fixed-income strategies and sectors may hurt performance. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. International investing involves currency, economic, and political risks. Emerging-market securities also have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower volatility returns may be unsuccessful. You can lose money by investing in the fund. The fund’s prospectus lists additional risks.

The fund is not intended to outperform stocks and bonds during strong market rallies.

Message from the Trustees

December 11, 2018

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence, including a correction in October, as concerns mounted over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which had already been lagging, experienced selloffs as well. Fixed-income markets have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, markets may remain choppy, despite a solid economy. Rest assured, navigating changing markets is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 1.00%; had they, returns would have been lower. See below and pages 8–10 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/18. See above and pages 8–10 for additional fund performance information. Index descriptions can be found on page 14.

2 Fixed Income Absolute Return Fund

Bill, what was the fund’s investment environment like during the reporting period?

The period was marked by a strengthening U.S. economy, robust corporate-profit growth, rising interest rates, and increased global trade tensions. Overseas, growth in Europe and China slowed, hampered by trade uncertainty.

As the period progressed, trade tensions eased between the United States and most of its major trading partners, except for China. Beginning in July, both governments moved beyond rhetorical threats and imposed tariffs on hundreds of billions of dollars of each other’s products. By period-end, there was hope that the two sides would make progress toward a trade deal when President Trump meets with China’s president Xi Jinping during the Group of 20 leaders’ summit in November 2018.

Investor sentiment became sharply risk-averse in October 2018, and market volatility spiked. Enthusiasm following a last-minute deal between the United States and Canada to revise the North American Free Trade Agreement proved short-lived, as investors reacted negatively to earnings guidance from large information technology companies. The overhang of uncertainty regarding U.S.–China

Fixed Income Absolute Return Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 10/31/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

trade, as well as concern about potential headwinds from rising interest rates, also likely weighed on investors’ attitudes.

As expected, the U.S. Federal Reserve [the Fed] raised its target for short-term interest rates to a range of 2% to 2.25% at its September 2018 policy meeting, the third hike this year and the eighth in the past three years. The Fed also issued a generally upbeat assessment of the U.S. economy. U.S. Treasury yields rose across the yield curve during the latter months of the period, as investors anticipated that the central bank would continue to raise interest rates at a steady pace. At the same time, accelerating economic growth increased the potential for inflation to pick up.

Shortly after the period ended, the U.S. dollar rose to its highest level in a year and a half, propelled by expectations for higher U.S. interest rates and an uncertain political landscape in Europe. The dollar gained about 3.7% for the period as a whole, and since April 2018, had appreciated more than any other major global currency.

The fund generated a positive return for the 12-month period. Which holdings and strategies aided performance?

Our mortgage-credit positions were the biggest contributor by far, led by an allocation to mezzanine commercial mortgage-backed securities [CMBS]. Our holdings of mezzanine cash bonds issued between 2011 and 2014 added value, as spreads on these securities gradually tightened throughout the period. [Bond prices rise as spreads tighten.] Our long exposure to the BBB-rated tranche within the CMBX — an index that references a basket of CMBS issued in a particular year — also modestly helped. As the period unfolded, investors reevaluated the merits

4 Fixed Income Absolute Return Fund

of using this index to express a bearish view of the retail sector, causing spreads to tighten.

By way of background, mezzanine CMBS are lower in the capital structure of a deal backed by a pool of commercial mortgage loans. They provide a yield advantage over higher-rated bonds along with meaningful principal protection.

An allocation to agency credit-risk transfer securities [CRTs] was a further modest contributor within our mortgage-credit strategies. CRTs continued to benefit from strong overall demand as investors embraced the sector’s relatively high yields, which are backed by robust collateral and rising residential real estate prices. Moreover, credit-rating agencies upgraded certain CRT tranches, recognizing the improved outlook for their underlying collateral, which helped brighten investor sentiment toward the sector.

Were there other parts of the portfolio that contributed?

Our interest-rate and yield-curve strategy also aided the fund’s performance. We kept the fund’s duration — a measure of the sensitivity of bond prices to interest-rate movements — below zero for much of the period. This positioning enabled the portfolio to benefit as market interest rates rose during the period.

Our corporate credit holdings — comprising both investment-grade and high-yield bonds — provided an additional boost to results, particularly during the second half of the period through September 2018. Corporate credit benefited from improving U.S. economic growth; strong corporate earnings; softening trade tensions between the United States, Europe, Canada, and Mexico; and a generally rising U.S. stock market.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 10/31/18. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Fixed Income Absolute Return Fund 5

What about detractors?

Our currency strategies worked against performance this period. The U.S. dollar strengthened against all other major global currencies during the period, except for the Japanese yen. As a result, our long exposure to the Australian dollar and the Norwegian krone — both of which weakened substantially versus the U.S. dollar — hampered the fund’s performance.

How did you use derivatives during the period?

We used CMBX derivative contracts to gain CMBS exposure. We employed credit default swaps to hedge the fund’s credit and market risks, and to gain exposure to individual names. We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We also used interest-rate swaps to gain exposure to interest rates in various countries. Additionally, we utilized options to isolate the prepayment risks associated with our holdings of collateralized mortgage obligations and to help manage the downside risk of these positions. Lastly, we utilized currency forward contracts to hedge the foreign exchange-rate risk associated with bonds not denominated in U.S. dollars and to gain exposure to currencies.

What is your near-term outlook?

Globally, we think economic growth remains on track, led by the United States. As a result, we believe bond yields may continue to rise. And we don’t think rising yields will be a major disruption to asset markets. In our view, investors appear more comfortable with the idea that risk-driven assets can perform reasonably well even if rates move higher.

U.S. economic growth, and the Fed’s response to it, has placed pressure on international markets, particularly in developing countries. Assets have flowed out of emerging markets and into the United States in search of better risk-adjusted returns. The dilemma facing policy makers in developing countries is whether to try to keep pace with the Fed as it raises interest rates. We believe higher rates could help stem capital outflows from

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Fixed Income Absolute Return Fund

emerging markets, but could also crimp their domestic growth.

Given this outlook, how are you positioning the fund?

We continue to favor mortgage credit, prepayment risk, and corporate credit, but are taking a somewhat more conservative approach than previously. We are doing this by purchasing securities with less price sensitivity to changes in yield spreads, while also seeking greater credit protection by investing at more senior levels in a deal’s credit structure.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund moved its distribution policy from annual to monthly to align with current market conditions. The first monthly dividend was paid in June 2018.

Effective August 2018, as a result of increased levels of income earned in the portfolio, the fund’s class A monthly dividend rate was increased from $0.028 to $0.031 per share. Similar increases were made to other share classes.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Fixed Income Absolute Return Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	28.64%	2.59%	11.14%	2.14%	9.38%	3.04%	2.59%
After sales charge	27.36	2.48	10.03	1.93	8.29	2.69	1.57
Class B (12/23/08)
Before CDSC	25.91	2.37	10.03	1.93	8.75	2.84	2.42
After CDSC	25.91	2.37	10.03	1.93	8.75	2.84	1.45
Class C (12/23/08)
Before CDSC	19.57	1.83	7.11	1.38	7.01	2.28	1.92
After CDSC	19.57	1.83	7.11	1.38	7.01	2.28	0.94
Class M (12/23/08)
Before sales charge	27.84	2.52	10.92	2.10	9.26	2.99	2.62
After sales charge	26.88	2.45	10.09	1.94	8.44	2.74	1.85
Class P (8/31/16)
Net asset value	31.81	2.84	12.56	2.39	10.21	3.29	2.88
Class R (12/23/08)
Net asset value	25.48	2.33	9.79	1.89	8.60	2.79	2.36
Class R6 (7/2/12)
Net asset value	31.88	2.85	12.48	2.38	10.22	3.30	2.87
Class Y (12/23/08)
Net asset value	31.86	2.85	12.60	2.40	10.25	3.31	2.89

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 1.00% and 0.75% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining over time to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

8 Fixed Income Absolute Return Fund

Comparative index returns For periods ended 10/31/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
ICE BofAML U.S.
Treasury Bill Index	3.71%	0.37%	2.83%	0.56%	2.68%	0.89%	1.64%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Fund price and distribution information For the 12-month period ended 10/31/18

Distributions	Class A		Class B	Class C	Class M		Class P	Class R	ClassR6	Class Y
Number	6		6	5	6		6	6	6	6
Income	$0.581		$0.533	$0.445	$0.572		$0.629	$0.540	$0.629	$0.629
Capital gains	—		—	—	—		—	—	—	—
Total	$0.581		$0.533	$0.445	$0.572		$0.629	$0.540	$0.629	$0.629
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/17	$10.06	$10.16	$10.00	$9.96	$10.02	$10.10	$10.11	$10.09	$10.11	$10.09
10/31/18	9.73	9.83	9.70	9.70	9.70	9.77	9.76	9.78	9.76	9.74
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	3.82%	3.78%	3.59%	3.09%	3.84%	3.81%	4.06%	3.56%	4.06%	4.07%
Current
30-day
SEC yield[2]	N/A	4.26	4.10	3.55	N/A	4.22	4.56	4.05	4.56	4.56

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (1.00% for class A shares and 0.75% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Fixed Income Absolute Return Fund 9

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $12,591 and $11,957, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,925 after sales charge) would have been valued at $12,688. A $10,000 investment in the fund’s class P, R, R6, and Y shares would have been valued at $13,181, $12,548, $13,188 and $13,186, respectively.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/18

		Annual		Annual		Annual
	Life of fund	average	5 years	average	3 years	average	1 year
Class A (12/23/08)
Before sales charge	29.42%	2.68%	12.23%	2.33%	10.26%	3.31%	3.52%
After sales charge	28.13	2.57	11.11	2.13	9.16	2.96	2.49
Class B (12/23/08)
Before CDSC	26.67	2.45	11.13	2.13	9.65	3.12	3.27
After CDSC	26.67	2.45	11.13	2.13	9.65	3.12	2.29
Class C (12/23/08)
Before CDSC	20.25	1.91	8.02	1.55	7.83	2.54	2.70
After CDSC	20.25	1.91	8.02	1.55	7.83	2.54	1.72
Class M (12/23/08)
Before sales charge	28.48	2.60	11.90	2.27	10.02	3.24	3.34
After sales charge	27.52	2.52	11.06	2.12	9.20	2.98	2.57
Class P (8/31/16)
Net asset value	32.58	2.93	13.64	2.59	11.18	3.59	3.79
Class R (12/23/08)
Net asset value	26.26	2.42	10.89	2.09	9.49	3.07	3.21
Class R6 (7/2/12)
Net asset value	32.65	2.93	13.56	2.57	11.08	3.56	3.68
Class Y (12/23/08)
Net asset value	32.50	2.92	13.56	2.58	11.11	3.57	3.69

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

10 Fixed Income Absolute Return Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 10/31/17	0.70%	0.90%	1.45%	0.75%	0.45%	0.95%	0.45%	0.45%
Annualized expense ratio
for the six-month period
ended 10/31/18*†	0.81%	1.01%	1.56%	0.86%	0.56%	1.06%	0.56%	0.56%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.04% from annualizing the performance fee adjustment for the six months ended 10/31/18.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/18 to 10/31/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$4.09	$5.10	$7.87	$4.34	$2.83	$5.35	$2.83	$2.83
Ending value (after expenses)	$1,002.90	$1,001.70	$1,000.60	$1,003.70	$1,004.90	$1,002.20	$1,003.90	$1,005.00

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Fixed Income Absolute Return Fund 11

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/18, use the following calculation method. To find the value of your investment on 5/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000 *†	$4.13	$5.14	$7.93	$4.38	$2.85	$5.40	$2.85	$2.85
Ending value (after expenses)	$1,021.12	$1,020.11	$1,017.34	$1,020.87	$1,022.38	$1,019.86	$1,022.38	$1,022.38

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

12 Fixed Income Absolute Return Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 1.00% maximum sales charge for class A shares and 0.75% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1.00% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield

Fixed Income Absolute Return Fund 13

than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

14 Fixed Income Absolute Return Fund

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2018, Putnam employees had approximately $475,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Fixed Income Absolute Return Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2018. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of

16 Fixed Income Absolute Return Fund

the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, including in the case of your fund, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund pays a management fee at a fixed rate of 60 basis points to Putnam Management. Putnam Management is obligated to pay, out of the management fee, all of the fund’s organizational and other operating expenses (including investor servicing fees), excluding only fees payable under the fund’s distribution plans, any applicable performance-based upward or downward adjustments to the fund’s base management fee, brokerage, interest, taxes, investment-related expenses, extraordinary expenses, and acquired fund fees and expenses. This management contract was approved initially by the Trustees on December 14, 2012, and has been in effect since March 2013. Under your fund’s previous management contract, your fund had the benefit of breakpoints in its management fee schedule that provided shareholders with reduced fee levels as assets under management in the Putnam family of funds increased, but Putnam Management was not obligated to pay the fund’s organizational and other operating expenses out of the management fee.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. (In light of the fact that, under your fund’s management contract, Putnam Management bears many of the fund’s organizational and operating expenses, as a practical matter it is unlikely that these expense limitations would become operative with respect to your fund.) Putnam Management has agreed to maintain these expense limitations until at least February 28, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

Fixed Income Absolute Return Fund 17

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset

18 Fixed Income Absolute Return Fund

classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered information about your fund’s total return, its performance relative to its benchmark and its targeted return over the one-year, three-year and five-year periods ended December 31, 2017. During these periods, the fund sought to achieve its targeted annual return over a reasonable period of time, generally at least three years or more, and the fund’s performance was not necessarily expected to match its targeted annual return over shorter periods. Your fund’s class A shares’ return net of fees and expenses was positive and exceeded the return of its benchmark over the one-year, three-year and five-year periods ended December 31, 2017. Your fund’s class A shares’ return net of fees and expenses exceeded the fund’s targeted annual return, which is the return of its benchmark plus 300 basis points, over the one-year period and trailed its targeted annual return over the three-year and five-year periods. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered that the fund’s name and investment objective had changed in 2018, and that the fund was operating under its previous name and investment objective during the periods for which the Trustees were reviewing the fund’s performance. The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other

Fixed Income Absolute Return Fund 19

clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 Fixed Income Absolute Return Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Fixed Income Absolute Return Fund 21

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Funds Trust:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Fixed Income Absolute Return Fund (the “fund”, formerly known as Putnam Absolute Return 300 Fund), a series of the Putnam Funds Trust, including the fund’s portfolio, as of October 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of October 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
December 11, 2018

22 Fixed Income Absolute Return Fund

The fund’s portfolio 10/31/18

	Principal
MORTGAGE-BACKED SECURITIES (39.0%)*	amount	Value
Agency collateralized mortgage obligations (17.8%)
Federal Home Loan Mortgage Corporation
IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR) + 24.42%),
16.062%, 5/15/35	$73,880	$92,785
IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%),
15.438%, 11/15/35	173,543	229,060
IFB Ser. 3249, Class PS, ((-3.3 x 1 Month US LIBOR) + 22.28%),
14.753%, 12/15/36	99,708	120,439
IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%),
11.119%, 6/15/34	318,791	352,249
Ser. 4813, IO, 5.50%, 8/15/48	4,692,925	1,082,677
Ser. 4760, Class IG, IO, 5.00%, 2/15/48	4,616,246	971,339
Ser. 4601, Class IC, IO, 4.00%, 12/15/45	4,061,298	737,463
Ser. 4193, Class PI, IO, 4.00%, 3/15/43	3,864,636	561,092
Ser. 4213, Class GI, IO, 4.00%, 11/15/41	3,622,856	529,560
IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%),
3.721%, 5/15/41	3,671,198	3,302,916
Ser. 4591, Class QI, IO, 3.50%, 4/15/46	7,351,248	1,283,601
Ser. 4369, Class IA, IO, 3.50%, 7/15/44	3,797,586	754,870
Ser. 4136, Class IW, IO, 3.50%, 10/15/42	6,581,100	862,350
Ser. 4150, Class DI, IO, 3.00%, 1/15/43	6,917,022	817,073
Ser. 4158, Class TI, IO, 3.00%, 12/15/42	4,469,277	439,419
Ser. 4182, Class PI, IO, 3.00%, 12/15/41	10,017,460	698,207
Ser. 4206, Class IP, IO, 3.00%, 12/15/41	3,874,113	355,269
FRB Ser. 8, Class A9, IO, 0.43%, 11/15/28 W	210,846	2,899
FRB Ser. 59, Class 1AX, IO, 0.278%, 10/25/43 W	615,060	6,055
Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	972,598	6,991
Ser. 3835, Class FO, PO, zero %, 4/15/41	6,958,980	5,581,712
Federal National Mortgage Association
IFB Ser. 05-74, Class NK, ((-5 x 1 Month US LIBOR) + 27.50%),
16.093%, 5/25/35	41,067	47,529
IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%),
15.835%, 6/25/37	142,925	185,451
IFB Ser. 05-75, Class GS, ((-3 x 1 Month US LIBOR) + 20.25%),
13.406%, 8/25/35	98,915	118,034
IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%),
8.337%, 5/25/40	979,500	1,052,652
Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
(1 Month US LIBOR + 4.55%), 6.831%, 2/25/25	163,172	175,734
Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
(1 Month US LIBOR + 4.00%), 6.281%, 5/25/25	123,650	133,207
Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	3,919,320	968,822
Ser. 18-58, Class IO, IO, 5.50%, 8/25/48	4,912,716	1,082,083
Ser. 15-28, IO, 5.50%, 5/25/45	8,250,804	1,858,659
Ser. 17-75, Class NI, IO, 5.00%, 11/25/46	10,503,913	2,194,372
Ser. 397, Class 2, IO, 5.00%, 9/25/39	395,926	88,759
IFB Ser. 13-130, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.60%),
4.319%, 1/25/44	10,102,079	1,637,776
Ser. 17-2, Class KI, IO, 4.00%, 2/25/47	2,503,956	552,248
Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	2,540,983	530,743

Fixed Income Absolute Return Fund 23

	Principal
MORTGAGE-BACKED SECURITIES (39.0%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	$7,061,088	$1,123,736
Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	3,637,688	490,764
IFB Ser. 15-19, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%),
3.919%, 4/25/45	10,050,630	1,182,135
IFB Ser. 17-8, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.819%, 2/25/47	21,835,938	2,878,850
IFB Ser. 16-83, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.819%, 11/25/46	4,867,003	637,869
IFB Ser. 16-65, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.819%, 9/25/46	7,320,479	900,259
IFB Ser. 11-53, Class ST, IO, ((-1 x 1 Month US LIBOR) + 5.92%),
3.639%, 6/25/41	12,205,975	1,478,022
Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	4,314,820	470,686
Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	4,921,329	700,493
IFB Ser. 17-74, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.75%),
3.469%, 10/25/47	27,584,245	3,071,230
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	4,996,803	523,615
Ser. 6, Class BI, IO, 3.00%, 12/25/42	7,740,483	481,706
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	2,386,775	172,332
Ser. 13-27, Class PI, IO, 3.00%, 12/25/41	11,853,656	811,158
Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	6,833,459	440,352
Ser. 98-W2, Class X, IO, 0.406%, 6/25/28 W	1,369,588	44,512
Ser. 98-W5, Class X, IO, 0.233%, 7/25/28 W	405,479	11,658
Ser. 07-44, Class CO, PO, zero %, 5/25/37	30,711	24,465
Government National Mortgage Association
Ser. 17-132, Class IB, IO, 5.50%, 9/20/47	2,777,450	663,116
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	3,778,463	551,618
Ser. 15-167, Class MI, IO, 5.00%, 6/20/45	2,760,385	656,933
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	3,105,669	700,235
Ser. 14-2, Class IC, IO, 5.00%, 1/16/44	3,899,997	950,887
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	3,653,632	826,232
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	86,830	7,292
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	752,015	174,325
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	4,590,502	1,051,913
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	14,597,404	3,285,525
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	10,114,415	2,380,023
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	4,669,873	1,020,829
Ser. 18-127, Class IB, IO, 4.50%, 6/20/45	7,357,759	1,007,866
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	4,214,598	919,162
Ser. 12-129, IO, 4.50%, 11/16/42	3,262,552	731,921
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	2,962,378	609,959
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	2,157,583	504,831
IFB Ser. 10-125, Class SD, ((-1 x 1 Month US LIBOR) + 6.68%),
4.40%, 1/16/40	7,406,405	898,027
Ser. 17-120, Class IJ, IO, 4.00%, 4/20/47	7,160,703	1,074,105
Ser. 15-94, IO, 4.00%, 7/20/45	143,678	31,298
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	1,451,667	233,559
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	3,644,347	597,341

24 Fixed Income Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (39.0%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	$994,422	$199,596
Ser. 15-162, Class BI, IO, 4.00%, 11/20/40	4,877,435	640,895
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%),
3.97%, 7/20/48	7,597,097	1,054,097
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.82%, 10/20/45	4,466,648	641,789
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%),
3.82%, 7/16/43	1,358,755	176,692
IFB Ser. 11-17, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%),
3.77%, 2/20/41	2,091,167	280,559
Ser. 17-174, Class MI, IO, 3.50%, 11/20/47	6,156,105	1,171,630
Ser. 16-111, Class IP, IO, 3.50%, 8/20/46	12,412,752	1,509,465
Ser. 15-111, Class IJ, IO, 3.50%, 8/20/45	5,291,776	949,106
Ser. 16-136, Class YI, IO, 3.50%, 3/20/45	4,114,083	611,970
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	6,147,300	1,131,220
Ser. 13-76, IO, 3.50%, 5/20/43	2,780,473	518,308
Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	3,652,411	606,081
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	4,174,258	657,780
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	1,659,133	294,114
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	6,915,571	696,398
Ser. 183, Class AI, IO, 3.50%, 10/20/39	4,139,009	372,172
Ser. 15-82, Class GI, IO, 3.50%, 12/20/38	5,236,830	342,646
Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	2,776,085	176,975
Ser. 17-H03, Class DI, IO, 2.618%, 12/20/66 W	4,686,808	603,427
Ser. 16-H13, Class IK, IO, 2.597%, 6/20/66 W	15,654,436	1,976,372
Ser. 16-H22, Class AI, IO, 2.579%, 10/20/66 W	7,029,006	785,723
Ser. 16-H23, Class NI, IO, 2.483%, 10/20/66 W	9,677,301	1,091,600
Ser. 17-H02, Class BI, IO, 2.397%, 1/20/67 W	3,134,628	394,963
Ser. 17-H06, Class BI, IO, 2.327%, 2/20/67 W	13,965,583	1,643,749
Ser. 17-H16, Class BI, IO, 2.205%, 8/20/67 W	10,144,436	1,369,499
Ser. 18-H13, Class NI, IO, 2.189%, 8/20/68 W	8,633,680	1,091,453
Ser. 16-H11, Class HI, IO, 2.089%, 1/20/66 W	3,098,187	286,582
Ser. 17-H11, Class NI, IO, 2.038%, 5/20/67 W	4,977,963	522,955
Ser. 18-H02, Class EI, IO, 1.967%, 1/20/68 W	7,288,445	999,884
Ser. 15-H15, Class JI, IO, 1.951%, 6/20/65 W	11,150,042	1,046,989
Ser. 15-H19, Class NI, IO, 1.906%, 7/20/65 W	15,890,637	1,438,103
Ser. 15-H25, Class EI, IO, 1.847%, 10/20/65 W	11,537,366	973,754
Ser. 15-H18, Class IA, IO, 1.82%, 6/20/65 W	9,987,638	635,214
Ser. 18-H05, Class AI, IO, 1.804%, 2/20/68 W	11,665,134	1,589,374
Ser. 16-H08, Class AI, IO, 1.706%, 8/20/65 W	10,027,275	710,613
Ser. 17-H14, Class DI, IO, 1.704%, 6/20/67 W	6,277,432	433,036
Ser. 15-H09, Class BI, IO, 1.692%, 3/20/65 W	13,201,874	1,045,047
Ser. 15-H10, Class EI, IO, 1.629%, 4/20/65 W	14,635,902	742,435
Ser. 15-H25, Class AI, IO, 1.611%, 9/20/65 W	12,999,648	981,473
Ser. 14-H14, Class CI, IO, 1.587%, 7/20/64 W	15,541,170	796,485
Ser. 11-H15, Class AI, IO, 1.553%, 6/20/61 W	8,195,833	440,526
Ser. 15-H28, Class DI, IO, 1.551%, 8/20/65 W	10,109,045	664,609
Ser. 16-H02, Class BI, IO, 1.401%, 11/20/65 W	10,988,175	957,773

Fixed Income Absolute Return Fund 25

	Principal
MORTGAGE-BACKED SECURITIES (39.0%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 11-H08, Class GI, IO, 1.262%, 3/20/61 W	$10,325,666	$426,450
Ser. 10-151, Class KO, PO, zero %, 6/16/37	651,614	523,148
GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-2, IO, 1.004%, 5/19/27 W	39,190	—
FRB Ser. 99-2, IO, 0.84%, 9/19/27 W	105,799	926
FRB Ser. 98-3, IO, zero %, 9/19/27 W	49,809	—
FRB Ser. 98-4, IO, zero %, 12/19/26 W	85,397	—
		99,938,589
Commercial mortgage-backed securities (14.4%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1,
Class XW, IO, 0.221%, 1/15/49 W	1,186,736	1,791
Banc of America Commercial Mortgage Trust 144A FRB Ser. 04-4,
Class XC, IO, 0.322%, 7/10/42 W	26,790	—
Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB
Ser. 05-1, Class B, 5.504%, 11/10/42 W	2,228,164	2,005,347
Bank of America Merrill Lynch Commercial Mortgage Trust FRB
Ser. 17-BNK9, Class XA, IO, 0.821%, 11/15/54 W	38,313,793	2,197,790
Bear Stearns Commercial Mortgage Securities Trust FRB
Ser. 07-T26, Class AJ, 5.465%, 1/12/45 W	1,327,000	1,240,745
Bear Stearns Commercial Mortgage Securities Trust 144A FRB
Ser. 06-PW11, Class B, 5.27%, 3/11/39 W	3,068,181	2,147,726
CD Commercial Mortgage Trust FRB Ser. 16-CD1, Class XA, IO,
1.427%, 8/10/49 W	8,661,374	700,705
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D,
5.756%, 12/15/47 W	453,000	468,216
Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class XA, IO, 1.307%, 11/10/46 W	15,016,048	529,263
FRB Ser. 14-GC21, Class XA, IO, 1.192%, 5/10/47 W	12,669,392	641,234
FRB Ser. 14-GC19, Class XA, IO, 1.142%, 3/10/47 W	20,957,490	1,018,869
Citigroup Commercial Mortgage Trust 144A FRB Ser. 12-GC8,
Class XA, IO, 1.803%, 9/10/45 W	8,136,219	424,759
COBALT CMBS Commercial Mortgage Trust FRB Ser. 07-C3,
Class AJ, 5.82%, 5/15/46 W	945,830	949,653
COMM Mortgage Trust
FRB Ser. 14-CR17, Class C, 4.738%, 5/10/47 W	956,000	948,031
FRB Ser. 14-LC15, Class XA, IO, 1.275%, 4/10/47 W	13,056,913	517,837
FRB Ser. 14-CR19, Class XA, IO, 1.184%, 8/10/47 W	37,323,821	1,479,826
FRB Ser. 14-UBS4, Class XA, IO, 1.18%, 8/10/47 W	7,533,583	350,680
FRB Ser. 14-CR20, Class XA, IO, 1.13%, 11/10/47 W	14,707,487	671,691
FRB Ser. 13-CR11, Class XA, IO, 1.102%, 8/10/50 W	58,574,534	2,306,607
FRB Ser. 15-CR22, Class XA, IO, 0.974%, 3/10/48 W	14,744,679	587,826
FRB Ser. 14-UBS6, Class XA, IO, 0.962%, 12/10/47 W	24,233,545	976,757
FRB Ser. 15-CR23, Class XA, IO, 0.961%, 5/10/48 W	24,498,784	962,276
FRB Ser. 15-LC21, Class XA, IO, 0.825%, 7/10/48 W	38,980,375	1,326,246
COMM Mortgage Trust 144A
FRB Ser. 12-CR3, Class E, 4.755%, 10/15/45 W	500,000	422,890
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,361,000	1,102,311

26 Fixed Income Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (39.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C4, Class C, 5.985%, 9/15/39 W	$346,405	$351,051
FRB Ser. 08-C1, Class AJ, 5.971%, 2/15/41 W	4,668,000	3,957,064
Credit Suisse First Boston Mortgage Securities Corp. 144A FRB
Ser. 03-C3, Class AX, IO, 2.012%, 5/15/38 W	756,903	2,681
CSAIL Commercial Mortgage Trust Ser. 15-C1, Class XA, IO,
0.92%, 4/15/50 W	21,734,417	900,790
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.796%, 4/15/50 W	984,000	880,890
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D,
5.338%, 8/10/44 W	2,131,000	2,188,234
GS Mortgage Securities Corp. II FRB Ser. 15-GC30, Class XA, IO,
0.863%, 5/10/50 W	16,202,999	609,233
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.689%, 6/10/47 W	1,023,000	1,012,848
FRB Ser. 14-GC18, Class XA, IO, 1.045%, 1/10/47 W	20,932,869	923,370
GS Mortgage Securities Trust 144A
FRB Ser. 12-GC6, Class D, 5.652%, 1/10/45 W	330,376	324,066
FRB Ser. 14-GC24, Class D, 4.529%, 9/10/47 W	662,000	580,854
FRB Ser. 13-GC10, Class E, 4.397%, 2/10/46 W	1,864,000	1,441,907
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 14-C19, Class XA, IO, 1.121%, 4/15/47 W	26,940,724	497,676
FRB Ser. 14-C24, Class XA, IO, 0.969%, 11/15/47 W	39,255,870	1,444,008
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. C14, Class D, 4.566%, 8/15/46 W	2,040,000	1,832,205
FRB Ser. 14-C25, Class D, 3.945%, 11/15/47 W	1,470,000	1,173,841
JPMorgan Chase Commercial Mortgage Securities Trust FRB
Ser. 13-C10, Class XA, IO, 1.01%, 12/15/47 W	32,654,561	1,140,852
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 07-CB20, Class C, 6.233%, 2/12/51 W	220,570	221,122
FRB Ser. 07-CB20, Class E, 6.233%, 2/12/51 W	500,000	500,000
FRB Ser. 12-C8, Class D, 4.651%, 10/15/45 W	2,332,000	2,232,428
FRB Ser. 12-LC9, Class D, 4.373%, 12/15/47 W	327,000	321,889
LB-UBS Commercial Mortgage Trust FRB Ser. 07-C2, Class XW, IO,
0.182%, 2/15/40 W	209,964	22
Merrill Lynch Mortgage Trust 144A FRB Ser. 05-MCP1, Class XC, IO,
0.001%, 6/12/43 W	3,657,633	98
ML-CFC Commercial Mortgage Trust FRB Ser. 06-4, Class C,
5.324%, 12/12/49 W	914,083	899,366
Morgan Stanley Bank of America Merrill Lynch Trust
Ser. 14-C18, Class C, 4.489%, 10/15/47 W	791,000	773,490
FRB Ser. 14-C17, Class C, 4.457%, 8/15/47 W	946,000	914,010
FRB Ser. 13-C13, Class XA, IO, 1.039%, 11/15/46 W	52,567,996	2,089,578
FRB Ser. 15-C26, Class XA, IO, 1.038%, 10/15/48 W	11,819,617	646,505
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C12, Class E, 4.761%, 10/15/46 W	672,000	557,603
Ser. 14-C17, Class D, 4.703%, 8/15/47 W	665,000	598,113
FRB Ser. 12-C6, Class D, 4.574%, 11/15/45 W	624,000	622,026
FRB Ser. 13-C10, Class D, 4.082%, 7/15/46 W	611,000	555,076

Fixed Income Absolute Return Fund 27

	Principal
MORTGAGE-BACKED SECURITIES (39.0%)* cont.	amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 13-C10, Class E, 4.082%, 7/15/46 W	$4,328,000	$3,469,572
FRB Ser. 13-C10, Class F, 4.082%, 7/15/46 W	2,047,000	1,629,973
Morgan Stanley Capital I Trust
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	1,036,000	978,771
FRB Ser. 16-UB12, Class XA, IO, 0.807%, 12/15/49 W	20,932,545	912,450
Morgan Stanley Capital I Trust 144A
FRB Ser. 12-C4, Class E, 5.42%, 3/15/45 W	794,000	721,349
FRB Ser. 12-C4, Class XA, IO, 2.086%, 3/15/45 W	4,118,023	227,299
UBS Commercial Mortgage Trust FRB Ser. 17-C7, Class XA, IO,
1.072%, 12/15/50 W	12,420,805	871,605
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C2, Class XA, IO, 1.329%, 5/10/63 W	7,576,523	296,553
FRB Ser. 13-C5, Class XA, IO, 0.969%, 3/10/46 W	44,778,685	1,571,732
Wachovia Bank Commercial Mortgage Trust
FRB Ser. 06-C26, Class AJ, 6.076%, 6/15/45 W	313,816	284,506
FRB Ser. 05-C21, Class D, 5.241%, 10/15/44 W	988,799	979,317
FRB Ser. 06-C29, IO, 0.279%, 11/15/48 W	5,340,676	214
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.287%, 7/15/46 W	749,000	709,801
FRB Ser. 16-BNK1, Class XA, IO, 1.785%, 8/15/49 W	15,136,710	1,666,491
FRB Ser. 14-LC16, Class XA, IO, 1.334%, 8/15/50 W	26,379,241	1,114,787
Wells Fargo Commercial Mortgage Trust 144A FRB Ser. 13-LC12,
Class D, 4.287%, 7/15/46 W	2,166,000	1,892,173
WF-RBS Commercial Mortgage Trust FRB Ser. 12-C10, Class C,
4.377%, 12/15/45 W	401,000	394,128
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C5, Class E, 5.672%, 11/15/44 W	603,000	595,718
Ser. 11-C4, Class D, 5.231%, 6/15/44 W	604,000	583,905
Ser. 11-C4, Class E, 5.231%, 6/15/44 W	635,000	607,387
FRB Ser. 12-C7, Class D, 4.822%, 6/15/45 W	1,621,000	1,482,875
FRB Ser. 13-C15, Class D, 4.473%, 8/15/46 W	2,015,000	1,735,250
FRB Ser. 12-C10, Class D, 4.442%, 12/15/45 W	1,940,000	1,697,796
FRB Ser. 12-C10, Class E, 4.442%, 12/15/45 W	1,658,000	1,077,700
FRB Ser. 11-C5, Class XA, IO, 1.738%, 11/15/44 W	9,558,239	379,089
FRB Ser. 12-C9, Class XB, IO, 0.685%, 11/15/45 W	46,094,000	1,164,012
		81,216,425
Residential mortgage-backed securities (non-agency) (6.8%)
BCAP, LLC Trust 144A FRB Ser. 12-RR5, Class 4A8, (1 Month
US LIBOR + 0.17%), 2.386%, 6/26/35	285,008	283,570
Carrington Mortgage Loan Trust FRB Ser. 06-NC2, Class A4,
(1 Month US LIBOR + 0.24%), 2.521%, 6/25/36	1,020,000	928,200
Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 07-AR5, Class 1A1A, 3.848%, 4/25/37 W	758,090	754,807
Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%),
2.631%, 3/25/37	1,058,817	905,945
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%),
2.886%, 6/25/46	3,067,803	2,856,363
FRB Ser. 06-OA7, Class 1A1, 2.809%, 6/25/46 W	670,349	593,326

28 Fixed Income Absolute Return Fund

	Principal
MORTGAGE-BACKED SECURITIES (39.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Countrywide Alternative Loan Trust
FRB Ser. 06-45T1, Class 2A7, (1 Month US LIBOR + 0.34%),
2.621%, 2/25/37	$377,039	$242,461
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.33%),
2.61%, 11/20/35	4,133,931	3,999,012
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.19%),
2.471%, 8/25/46	622,799	526,265
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.19%),
2.471%, 8/25/46	292,043	252,763
FRB Ser. 05-27, Class 1A1, 2.262%, 8/25/35 W	1,055,860	916,697
Countrywide Home Loans Mortgage Pass-Through Trust FRB
Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 2.901%, 4/25/35	551,025	492,372
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
(1 Month US LIBOR + 10.00%), 12.287%, 7/25/28	654,358	866,269
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
(1 Month US LIBOR + 9.35%), 11.631%, 4/25/28	1,773,186	2,290,460
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
(1 Month US LIBOR + 7.55%), 9.831%, 12/25/27	795,697	981,359
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1,
(1 Month US LIBOR + 5.15%), 7.431%, 10/25/29	300,000	346,720
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2,
Class M3B, (1 Month US LIBOR + 5.15%), 7.431%, 11/25/28	280,000	332,261
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2,
(1 Month US LIBOR + 2.30%), 4.581%, 9/25/30	470,000	469,420
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
(1 Month US LIBOR + 12.25%), 14.531%, 9/25/28	1,586,025	2,324,145
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
(1 Month US LIBOR + 11.75%), 14.031%, 10/25/28	839,610	1,181,189
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
(1 Month US LIBOR + 5.90%), 8.181%, 10/25/28	1,450,000	1,663,468
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
(1 Month US LIBOR + 5.70%), 7.981%, 4/25/28	1,492,323	1,725,701
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1,
(1 Month US LIBOR + 5.50%), 7.781%, 9/25/29	501,000	581,025
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2,
(1 Month US LIBOR + 4.30%), 6.581%, 2/25/25	278,728	305,323
Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
(1 Month US LIBOR + 4.25%), 6.531%, 4/25/29	56,000	63,392
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
(1 Month US LIBOR + 4.00%), 6.281%, 5/25/25	37,846	41,528
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
(1 Month US LIBOR + 3.60%), 5.881%, 1/25/30	370,000	387,800
Connecticut Avenue Securities FRB Ser. 14-C03, Class 1M2,
(1 Month US LIBOR + 3.00%), 5.281%, 7/25/24	276,477	294,717
Connecticut Avenue Securities FRB Ser. 17-C06, Class 1M2,
(1 Month US LIBOR + 2.65%), 4.931%, 2/25/30	570,000	591,926
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1M2,
(1 Month US LIBOR + 2.35%), 4.631%, 1/25/31	560,000	560,796

Fixed Income Absolute Return Fund 29

	Principal
MORTGAGE-BACKED SECURITIES (39.0%)* cont.	amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 18-C02, Class 2M2,
(1 Month US LIBOR + 2.20%), 4.481%, 8/25/30	$980,000	$981,800
Connecticut Avenue Securities FRB Ser. 18-C03, Class 1M2,
(1 Month US LIBOR + 2.15%), 4.431%, 10/25/30	2,358,000	2,362,881
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2,
(1 Month US LIBOR + 2.10%), 4.274%, 3/25/31	880,000	875,903
GSAA Home Equity Trust FRB Ser. 05-15, Class 2A2, (1 Month
US LIBOR + 0.25%), 2.531%, 1/25/36	797,607	526,820
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month
US LIBOR + 0.52%), 2.802%, 5/19/35	1,097,224	717,996
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO,
(1 Month US LIBOR + 0.20%), 2.481%, 6/25/37	739,228	434,347
Residential Accredit Loans, Inc. Trust FRB Ser. 06-QO5, Class 1A1,
(1 Month US LIBOR + 0.22%), 2.496%, 5/25/46	1,026,828	980,621
Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1,
Class 2A1, (1 Month US LIBOR + 0.18%), 2.461%, 1/25/37	561,274	527,203
VOLT LXIX, LLC 144A Ser. 18-NPL5, Class A1B, 4.704%, 8/25/48	550,000	549,313
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 4.131%, 9/25/35 W	655,242	661,377
FRB Ser. 05-AR14, Class 1A2, 3.757%, 12/25/35 W	901,083	902,956
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.49%),
2.771%, 10/25/45	826,642	819,418
		38,099,915
Total mortgage-backed securities (cost $224,068,786)		$219,254,929

	Principal
CORPORATE BONDS AND NOTES (26.1%)*	amount	Value
Basic materials (2.6%)
ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)	$1,077,000	$1,151,044
Beacon Escrow Corp. 144A sr. unsec. notes 4.875%, 11/1/25	450,000	403,875
Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24	460,000	451,950
Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24	435,000	405,638
Cemex SAB de CV 144A company guaranty sr. notes 6.125%,
5/5/25 (Mexico)	834,000	831,665
CF Industries, Inc. company guaranty sr. unsec. notes
3.45%, 6/1/23	2,334,000	2,212,165
Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27	842,000	783,060
Huntsman International, LLC company guaranty sr. unsec. notes
5.125%, 11/15/22	809,000	816,079
Ingevity Corp. 144A sr. unsec. notes 4.50%, 2/1/26	869,000	810,343
Kinross Gold. Corp. company guaranty sr. unsec. unsub. notes
5.95%, 3/15/24 (Canada)	448,000	458,080
Southern Copper Corp. sr. unsec. unsub. notes 5.875%,
4/23/45 (Peru)	800,000	828,634
SPCM SA 144A sr. unsec. notes 4.875%, 9/15/25 (France)	900,000	840,375
Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24	813,000	818,081

30 Fixed Income Absolute Return Fund

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value
Basic materials cont.
Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)	$861,000	$828,713
USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25	1,872,000	1,890,720
WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24	1,000,000	1,017,500
		14,547,922
Capital goods (0.9%)
Allison Transmission, Inc. 144A company guaranty sr. unsec. notes
4.75%, 10/1/27	1,350,000	1,240,313
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. notes 4.25%, 9/15/22 (Ireland)	1,200,000	1,164,000
Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20	1,000,000	1,052,500
Owens-Brockway Glass Container, Inc. 144A company guaranty sr.
unsec. notes 5.875%, 8/15/23	1,025,000	1,021,156
Waste Management, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 6/30/20	364,000	372,622
		4,850,591
Communication services (1.0%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	885,000	862,875
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	1,146,000	1,156,028
CommScope Technologies, LLC 144A company guaranty sr. unsec.
unsub. notes 5.00%, 3/15/27	680,000	607,016
DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.125%, 5/1/20	520,000	521,300
Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18	185,000	185,370
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25	802,000	827,063
T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27	500,000	488,750
Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)	1,347,000	1,276,283
		5,924,685
Consumer cyclicals (4.0%)
BMW US Capital, LLC 144A company guaranty sr. unsec. notes
2.00%, 4/11/21	1,245,000	1,200,788
Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)	274,000	266,808
Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22	765,000	766,913
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22	1,000,000	1,015,200
Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23	224,000	229,320
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24	483,000	462,473
Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
company guaranty sr. unsec. sub. notes 4.625%, 4/1/25	869,000	842,930

Fixed Income Absolute Return Fund 31

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value
Consumer cyclicals cont.
IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)	$1,171,000	$1,159,290
IHS Markit, Ltd. 144A company guaranty sr. unsec. notes 4.00%,
3/1/26 (United Kingdom)	195,000	183,300
Iron Mountain US Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 5.375%, 6/1/26 R	876,000	805,920
Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R	500,000	511,875
Iron Mountain, Inc. 144A company guaranty sr. unsec. bonds
5.25%, 3/15/28 R	680,000	610,300
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21	220,000	225,775
Lennar Corp. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24	1,121,000	1,126,605
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22	565,000	559,463
Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 4/1/21	500,000	501,250
Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)	755,000	735,181
Nielsen Co. Luxembourg SARL (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)	1,200,000	1,206,000
Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. notes 5.25%, 2/15/22	510,000	513,672
Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26	450,000	427,500
PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26	1,139,000	1,116,220
Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23	824,000	824,000
Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	1,140,000	1,091,550
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	1,135,000	1,160,538
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	680,000	637,500
Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	1,148,000	1,129,345
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	445,000	406,063
TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	1,460,000	1,363,275
Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23	530,000	508,800
Wyndham Hotels & Resorts, Inc. 144A company guaranty sr. unsec.
notes 5.375%, 4/15/26	826,000	801,220
		22,389,074
Consumer staples (1.3%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	1,130,000	1,120,113
Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24	1,128,000	1,156,200
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24	780,000	769,275

32 Fixed Income Absolute Return Fund

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value
Consumer staples cont.
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26	$851,000	$821,215
Match Group, Inc. 144A sr. unsec. bonds 5.00%, 12/15/27	515,000	490,538
Mead Johnson Nutrition Co. company guaranty sr. unsec. unsub.
notes 3.00%, 11/15/20	1,875,000	1,862,024
Netflix, Inc. sr. unsec. notes 5.50%, 2/15/22	420,000	428,354
Netflix, Inc. 144A sr. unsec. unsub. bonds 5.875%, 11/15/28	710,000	697,575
		7,345,294
Energy (3.9%)
Aker BP ASA 144A sr. unsec. notes 5.875%, 3/31/25 (Norway)	447,000	450,911
Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23	1,583,000	1,583,000
BP Capital Markets PLC company guaranty sr. unsec. unsub. notes
1.768%, 9/19/19 (United Kingdom)	620,000	612,828
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	1,119,000	1,152,570
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.125%, 6/30/27	660,000	646,800
Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	730,000	762,485
Concho Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/25	831,000	828,387
Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	459,000	459,812
Energy Transfer Partners LP jr. unsec. sub. FRB Ser. B, 6.625%,
perpetual maturity	501,000	460,920
Hess Infrastructure Partners LP/Hess Infrastructure Partners
Finance Corp. 144A sr. unsec. notes 5.625%, 2/15/26	1,591,000	1,594,978
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	790,000	813,700
Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	1,035,000	1,044,708
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	390,536
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	879,000	910,952
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	141,000	136,065
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	488,000	492,270
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	273,000	282,896
Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.299%, 1/27/25 (Brazil)	126,000	120,330
Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela) (In default) †	1,387,000	246,193
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
6.50%, 3/13/27 (Mexico)	925,000	898,906
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
5.50%, 1/21/21 (Mexico)	1,300,000	1,313,107
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
3.50%, 1/30/23 (Mexico)	65,000	59,735

Fixed Income Absolute Return Fund 33

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value
Energy cont.
Range Resources Corp. company guaranty sr. unsec. notes
5.00%, 3/15/23	$2,004,000	$1,938,870
Seven Generations Energy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 9/30/25 (Canada)	372,000	346,890
Shell International Finance BV company guaranty sr. unsec. unsub.
notes 2.125%, 5/11/20 (Netherlands)	2,000,000	1,971,604
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 1/15/28	846,000	836,322
Targa Resources Partners LP/Targa Resources Partners Finance
Corp. company guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	680,000	644,300
Williams Cos., Inc. (The) sr. unsec. sub. notes 4.55%, 6/24/24	839,000	844,950
WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	203,000	207,568
		22,052,593
Financials (7.0%)
AIG Global Funding 144A sr. notes 2.15%, 7/2/20	795,000	778,339
Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	540,000	649,350
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	1,209,000	1,236,203
Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	1,096,000	1,162,253
Bank of Montreal sr. unsec. unsub. notes Ser. D, 3.10%,
4/13/21 (Canada)	865,000	859,517
Banque Federative du Credit Mutuel SA 144A sr. unsec. unsub.
notes 2.20%, 7/20/20 (France)	1,485,000	1,450,775
Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.25%, 1/15/21	1,655,000	1,696,506
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	1,138,000	1,145,113
Citibank NA sr. unsec. notes Ser. BKNT, 3.05%, 5/1/20	2,040,000	2,032,095
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	1,883,000	1,899,476
Commonwealth Bank of Australia 144A unsec. notes 2.20%,
11/9/20 (Australia)	3,635,000	3,537,539
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual
maturity (Switzerland)	1,146,000	1,114,485
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
notes 5.25%, 6/1/25	834,000	835,043
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26	425,000	422,344
goeasy, Ltd. 144A company guaranty sr. unsec. notes 7.875%,
11/1/22 (Canada)	437,000	450,110
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	975,000	975,098
JPMorgan Chase & Co. jr. unsec. sub. FRN Ser. R, 6.00%,
perpetual maturity	819,000	823,095
JPMorgan Chase Bank NA sr. unsec. FRN Ser. BKNT,
3.086%, 4/26/21	3,180,000	3,166,431
KeyCorp sr. unsec. unsub. notes Ser. MTN, 2.30%, 12/13/18	2,375,000	2,374,033
Manufacturers & Traders Trust Co. sr. unsec. notes Ser. BKNT,
2.05%, 8/17/20	1,340,000	1,311,073
PNC Bank NA sr. unsec. notes Ser. BKNT, 2.00%, 5/19/20	845,000	827,406
Protective Life Global Funding 144A notes 2.262%, 4/8/20	780,000	768,680

34 Fixed Income Absolute Return Fund

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value
Financials cont.
Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)	$532,000	$540,778
Starwood Property Trust, Inc. sr. unsec. notes 4.75%, 3/15/25 R	1,748,000	1,664,970
Svenska Handelsbanken AB company guaranty sr. unsec. notes
1.95%, 9/8/20 (Sweden)	1,510,000	1,471,169
U.S. Bank NA sr. unsec. notes Ser. BKNT, 3.15%, 4/26/21	2,215,000	2,212,825
UBS AG/London 144A sr. unsec. notes 2.20%, 6/8/20
(United Kingdom)	925,000	908,337
UBS Group Funding Switzerland AG company guaranty jr. unsec.
sub. FRN Ser. REGS, 6.875%, perpetual maturity (Switzerland)	803,000	792,200
VICI Properties 1, LLC/VICI FC, Inc. company guaranty notes
8.00%, 10/15/23	6,345	6,964
Westpac Banking Corp. sr. unsec. unsub. notes 2.65%,
1/25/21 (Australia)	2,285,000	2,245,517
		39,357,724
Health care (2.5%)
Bausch Health Cos., Inc. 144A company guaranty sr. unsub. notes
6.50%, 3/15/22	1,883,000	1,948,905
Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24	801,000	837,045
Centene Corp. sr. unsec. unsub. notes 5.625%, 2/15/21	765,000	776,475
CVS Health Corp. sr. unsec. unsub. notes 2.25%, 12/5/18	1,690,000	1,689,011
HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20	1,012,000	1,044,890
HCA, Inc. company guaranty sr. notes 4.75%, 5/1/23	1,155,000	1,166,550
Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7.875%, 2/15/21	505,000	516,363
Pfizer, Inc. sr. unsec. unsub. notes 1.70%, 12/15/19	1,560,000	1,541,027
Service Corp. International sr. unsec. notes 5.375%, 1/15/22	1,674,000	1,686,555
Service Corp. International sr. unsec. unsub. notes 5.375%, 5/15/24	819,000	828,214
Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20	765,000	783,398
Teva Pharmaceutical Finance Netherlands III BV company
guaranty sr. unsec. notes 6.00%, 4/15/24 (Netherlands)	472,000	468,624
WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25	829,000	826,928
		14,113,985
Technology (1.8%)
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	2,130,000	2,151,172
Apple, Inc. sr. unsec. unsub. notes 2.00%, 5/6/20	4,336,000	4,269,687
Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24	1,535,000	1,624,512
Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20	895,000	905,069
Western Digital Corp. company guaranty sr. unsec. notes
4.75%, 2/15/26	1,190,000	1,099,263
		10,049,703
Utilities and power (1.1%)
AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23	1,163,000	1,151,370
AES Corp./Virginia (The) sr. unsec. unsub. bonds 5.125%, 9/1/27	645,000	636,938
Calpine Corp. 144A company guaranty sr. notes 6.00%, 1/15/22	765,000	768,825
Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24	837,000	834,908
Energy Transfer LP company guaranty sr. notes 7.50%, 10/15/20	990,000	1,048,163

Fixed Income Absolute Return Fund 35

	Principal
CORPORATE BONDS AND NOTES (26.1%)* cont.	amount	Value
Utilities and power cont.
Energy Transfer LP sr. sub. notes 5.875%, 1/15/24	$1,136,000	$1,194,220
NRG Energy, Inc. company guaranty sr. unsec. notes
5.75%, 1/15/28	675,000	673,313
		6,307,737
Total corporate bonds and notes (cost $150,339,894)		$146,939,308

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (18.1%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (4.5%)
Government National Mortgage Association Pass-Through Certificates
4.50%, TBA, 12/1/48	$11,000,000	$11,265,118
4.50%, TBA, 11/1/48	11,000,000	11,281,875
4.00%, TBA, 11/1/48	3,000,000	3,018,516
		25,565,509
U.S. Government Agency Mortgage Obligations (13.6%)
Federal National Mortgage Association Pass-Through Certificates
4.00%, TBA, 11/1/48	19,000,000	18,998,516
3.50%, TBA, 12/1/48	12,000,000	11,666,250
3.50%, TBA, 11/1/48	29,000,000	28,225,155
3.00%, TBA, 11/1/48	6,000,000	5,674,219
2.50%, TBA, 11/1/48	13,000,000	11,877,735
		76,441,875
Total U.S. government and agency mortgage obligations (cost $102,529,727)		$102,007,384

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes
2.125%, 6/30/21 [i]	$10,000	$9,870
1.75%, 9/30/19 [i]	111,000	110,221
Total U.S. treasury obligations (cost $120,091)		$120,091

	Principal
SENIOR LOANS (6.7%)*c	amount	Value
Basic materials (0.3%)
KMG Chemicals, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.50%), 4.742%, 6/15/24	$766,210	$766,210
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.992%, 11/15/23	1,080,000	1,075,564
		1,841,774
Capital goods (0.8%)
Advanced Disposal Services, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.25%), 4.46%, 11/10/23	1,081,420	1,080,520
Berry Global Group, Inc. bank term loan FRN Ser. Q, (BBA LIBOR
USD 3 Month + 2.00%), 4.277%, 10/1/22	698,719	698,063
Gates Global, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.75%), 4.992%, 3/31/24	672,021	672,381
GFL Environmental, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 1.75%), 5.105%, 5/31/25	66,133	65,182
GFL Environmental, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 5.105%, 5/31/25	531,036	523,403

36 Fixed Income Absolute Return Fund

	Principal
SENIOR LOANS (6.7%)*c cont.	amount	Value
Capital goods cont.
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 5.202%, 3/28/25	$417,788	$392,721
TransDigm, Inc. bank term loan FRN Ser. E, (BBA LIBOR USD
3 Month + 2.50%), 4.576%, 5/30/25	253,581	251,996
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD
3 Month + 2.50%), 4.853%, 6/9/23	937,419	932,306
		4,616,572
Communication services (1.3%)
Altice US Finance I Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 4.492%, 7/28/25	835,768	833,156
Altice US Finance I Corp. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.25%), 2.25%, 1/11/26	1,000,000	996,250
Asurion, LLC bank term loan FRN Ser. B4, (BBA LIBOR USD 3 Month
+ 3.00%), 5.242%, 8/4/22	809,541	810,300
CenturyLink, Inc. bank term loan FRN Ser. B, 4.992%, 1/31/25	469,634	463,881
Charter Communications Operating, LLC bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 4.25%, 4/30/25	759,263	759,073
CSC Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.53%, 6/15/25	834,763	830,057
Intelsat Jackson Holdings SA bank term loan FRN Ser. B3,
(BBA LIBOR USD 3 Month + 3.75%), 6.045%, 11/27/23	1,019,814	1,018,284
Sprint Communications, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.50%), 4.75%, 2/2/24	492,500	491,474
WideOpenWest Finance, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.54%, 8/19/23	996,188	958,830
		7,161,305
Consumer cyclicals (1.8%)
Cineworld Finance US, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.50%), 4.30%, 2/28/25	1,611,900	1,603,841
CPG International, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.75%), 6.251%, 5/5/24	453,586	455,854
Eldorado Resorts, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.563%, 4/17/24	649,930	649,930
Golden Nugget, Inc./NV bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 5.075%, 10/4/23	1,081,029	1,082,549
Greektown Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.75%), 4.992%, 4/25/24	444,375	442,709
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B2,
(BBA LIBOR USD 3 Month + 2.15%), 4.098%, 10/25/23	700,936	701,131
Meredith Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.242%, 1/31/25	354,556	353,796
Scientific Games International, Inc. bank term loan FRN Ser. B5,
(BBA LIBOR USD 3 Month + 2.75%), 4.539%, 8/14/24	1,592,703	1,576,776
Stars Group Holdings BV bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.50%), 5.886%, 7/10/25	997,500	999,815
Tribune Media Co. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.242%, 1/27/24	757,897	758,844
Tribune Media Co. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.00%), 5.242%, 12/27/20	60,808	60,884

Fixed Income Absolute Return Fund 37

	Principal
SENIOR LOANS (6.7%)*c cont.	amount	Value
Consumer cyclicals cont.
Univision Communications, Inc. bank term loan FRN Ser. C5,
(BBA LIBOR USD 3 Month + 2.75%), 4.992%, 3/15/24	$730,264	$699,076
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 4.00%), 6.256%, 7/24/24	495,000	488,813
		9,874,018
Consumer staples (0.4%)
1011778 BC ULC bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 2.25%), 4.492%, 2/17/24	982,919	978,619
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 4.25%), 6.732%, 6/21/24	740,625	743,196
CEC Entertainment, Inc. bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 3.25%), 5.492%, 2/14/21	410,650	392,581
		2,114,396
Energy (0.2%)
Ascent Resources — Marcellus, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 6.50%), 8.781%, 3/30/23	115,000	115,335
Eagleclaw Midstream Ventures, LLC bank term loan FRN
(BBA LIBOR USD 3 Month + 4.25%), 6.492%, 6/30/24	1,004,912	991,094
		1,106,429
Financials (0.1%)
VICI Properties 1, LLC bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.00%), 4.28%, 12/22/24	634,773	632,690
		632,690
Health care (0.7%)
CHS/Community Health Systems, Inc. bank term loan FRN Ser. H,
(BBA LIBOR USD 3 Month + 3.25%), 5.563%, 1/27/21	1,236,007	1,209,227
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.25%), 4.467%, 1/31/25	492,500	492,623
Jaguar Holding Co. II bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.50%), 4.786%, 8/18/22	1,030,388	1,026,524
Kinetic Concepts, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 3.25%), 4.285%, 2/3/24	1,081,313	1,084,241
Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 5.568%, 6/1/25	351,450	349,986
		4,162,601
Technology (0.8%)
CCC Information Services, Inc. bank term loan FRN (BBA LIBOR
USD 3 Month + 3.00%), 5.25%, 3/30/24	1,301,525	1,301,796
First Data Corp. bank term loan FRN (BBA LIBOR USD 3 Month
+ 2.00%), 4.287%, 7/10/22	802,826	800,965
Infor US, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 2.75%), 5.136%, 2/1/22	426,541	424,764
Rackspace Hosting, Inc. bank term loan FRN (BBA LIBOR USD
3 Month + 3.00%), 5.348%, 11/3/23	1,357,128	1,316,754
Western Digital Corp. bank term loan FRN Ser. B, (BBA LIBOR USD
3 Month + 1.75%), 4.093%, 4/29/23	462,675	459,321
		4,303,600

38 Fixed Income Absolute Return Fund

	Principal
SENIOR LOANS (6.7%)*c cont.	amount	Value
Utilities and power (0.3%)
Calpine Construction Finance Co. LP bank term loan FRN
(BBA LIBOR USD 3 Month + 2.50%), 4.742%, 1/15/25	$803,925	$802,041
Vistra Operations Co., LLC bank term loan FRN Ser. B, (BBA LIBOR
USD 3 Month + 2.00%), 4.242%, 8/4/23	864,166	860,925
		1,662,966
Total senior loans (cost $36,858,195)		$37,476,351

FOREIGN GOVERNMENT AND AGENCY		Principal
BONDS AND NOTES (4.1%)*		amount	Value
Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)		$385,000	$304,535
Argentina (Republic of) sr. unsec. unsub. notes 4.625%,
1/11/23 (Argentina)		195,000	164,785
Argentina (Republic of) 144A sr. unsec. notes 7.125%,
8/1/27 (Argentina)		540,000	415,800
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5.00%,
1/27/45 (Brazil)		2,499,000	2,086,665
Brazil (Federal Republic of) sr. unsec. unsub. bonds 4.625%,
1/13/28 (Brazil)		1,840,000	1,727,559
Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		795,000	627,414
Cordoba (Province of) sr. unsec. unsub. notes Ser. REGS, 7.45%,
9/1/24 (Argentina)		405,000	340,706
Hellenic (Republic of) sr. unsec. notes 4.375%, 8/1/22 (Greece)	EUR	1,296,000	1,532,151
Hellenic (Republic of) sr. unsec. notes 3.375%, 2/15/25 (Greece)	EUR	850,000	933,350
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.00%, 2/24/20), 2/24/40 (Greece) ††	EUR	57,000	52,963
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/36 (Greece) ††	EUR	406,000	383,869
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/33 (Greece) ††	EUR	76,000	75,885
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/32 (Greece) ††	EUR	99,000	101,072
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/31 (Greece) ††	EUR	260,000	268,939
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	1,334,000	1,377,780
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	1,816,973	1,907,679
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	2,242,206	2,382,102
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/27 (Greece) ††	EUR	206,000	220,892
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	548,000	595,188
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/25 (Greece) ††	EUR	75,000	82,507
Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	40,000	44,604
Hellenic (Republic of) unsec. bonds 3.90%, 1/30/33 (Greece)	EUR	500,000	514,133

Fixed Income Absolute Return Fund 39

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (4.1%)* cont.	amount	Value
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%,
1/15/24 (Indonesia)	$585,000	$615,713
Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)	300,000	296,625
Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)	300,000	315,000
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)	1,290,000	1,231,950
Ivory Coast (Republic of) sr. unsec. unsub. bonds Ser. REGS,
6.125%, 6/15/33 (Ivory Coast)	755,000	654,019
Mexico (Government of) sr. unsec. bonds 5.55%, 1/21/45 (Mexico)	1,291,000	1,271,186
Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)	450,000	453,965
Russia (Federation of) 144A sr. unsec. unsub. bonds 4.375%,
3/21/29 (Russia)	1,200,000	1,138,500
Turkey (Republic of) unsec. bonds Ser. REGS, 6.25%,
5/23/33 (Senegal)	565,000	488,725
United Mexican States sr. unsec. unsub. notes 4.15%,
3/28/27 (Mexico)	200,000	190,573
Venezuela (Republic of) sr. unsec. notes 7.65%,
4/21/25 (Venezuela)	431,000	105,595
Total foreign government and agency bonds and notes (cost $22,087,973)		$22,902,429

	Principal
ASSET-BACKED SECURITIES (3.0%)*	amount	Value
loanDepot Station Place Agency Securitization Trust 144A FRB
Ser. 17-LD1, Class A, (1 Month US LIBOR + 0.80%), 3.081%, 11/25/50	$1,227,000	$1,227,000
Mello Warehouse Securitization Trust 144A FRB Ser. 18-W1,
Class A, (1 Month US LIBOR + 0.85%), 3.131%, 11/25/51	1,585,000	1,585,000
Station Place Securitization Trust 144A
FRB Ser. 18-1, Class A, (1 Month US LIBOR + 0.90%),
3.082%, 4/24/19	3,452,000	3,452,000
FRB Ser. 18-5, Class A, (1 Month US LIBOR + 0.70%),
2.882%, 9/24/19	4,594,000	4,594,000
FRB Ser. 18-3, Class A, (1 Month US LIBOR + 0.70%),
2.882%, 7/24/19	2,717,000	2,717,000
FRB Ser. 17-6, Class A, (1 Month US LIBOR + 0.70%),
2.882%, 11/24/18	3,421,000	3,421,000
Total asset-backed securities (cost $16,996,000)		$16,996,000

PURCHASED SWAP OPTIONS OUTSTANDING (0.8%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
3.1165/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.1165	$38,098,600	$9,906
Citibank, N.A.
(3.031)/3 month USD-LIBOR-BBA/Jun-49	Jun-19/3.031	3,006,100	210,607
(3.23)/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.23	6,761,600	177,222
(3.29)/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.29	6,761,600	136,584
3.1905/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.1905	43,389,000	129,733
(3.296)/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.296	38,098,600	116,963
3.126/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.126	38,098,600	86,865
(3.3745)/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.3745	43,389,000	28,203

40 Fixed Income Absolute Return Fund

PURCHASED SWAP OPTIONS OUTSTANDING (0.8%)* cont.
Counterparty			Notional/
Fixed right % to receive or (pay)/	Expiration		contract
Floating rate index/Maturity date	date/strike		amount	Value
Goldman Sachs International
(3.0325)/3 month USD-LIBOR-BBA/Dec-20	Dec-18/3.0325		$54,093,100	$191,490
(3.01)/3 month USD-LIBOR-BBA/Dec-20	Dec-18/3.01		54,093,100	141,183
3.2775/3 month USD-LIBOR-BBA/Jan-20	Jan-19/3.2775		54,093,100	59,502
3.0325/3 month USD-LIBOR-BBA/Dec-20	Dec-18/3.0325		54,093,100	44,897
0.025/6 month EUR-EURIBOR-Reuters/Aug-21	Aug-19/0.025	EUR	33,536,800	41,784
3.01/3 month USD-LIBOR-BBA/Dec-20	Dec-18/3.01		$54,093,100	28,128
2.99375/3 month USD-LIBOR-BBA/Jan-20	Jan-19/2.99375		54,093,100	27,587
-0.065/6 month EUR-EURIBOR-Reuters/Aug-21	Aug-19/-0.065	EUR	33,536,800	19,373
JPMorgan Chase Bank N.A.
1.376/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-19/1.376	EUR	10,899,000	356,392
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		$4,467,000	354,635
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		4,467,000	347,488
1.758/6 month EUR-EURIBOR-Reuters/Sep-49	Sep-19/1.758	EUR	4,348,000	308,980
(3.25)/3 month USD-LIBOR-BBA/Jan-29	Jan-19/3.25		$27,046,600	226,651
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		4,467,000	164,609
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		4,467,000	160,723
(2.925)/3 month USD-LIBOR-BBA/Nov-20	Nov-18/2.925		40,569,900	149,703
3.11/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.11		20,284,900	4,260
0.882/3 month GBP-LIBOR-BBA/Nov-19	Nov-18/0.882	GBP	29,780,000	381
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		$3,450,300	291,447
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		3,450,300	291,136
(2.92875)/3 month USD-LIBOR-BBA/Nov-20	Nov-18/2.92875		26,636,800	95,892
3.02/3 month USD-LIBOR-BBA/Aug-20	Aug-19/3.02		78,910,100	91,536
Total purchased swap options outstanding (cost $4,950,288)				$4,293,860

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.2%)*	date/strike	Notional		Contract
Counterparty	price	amount		amount	Value
Citibank, N.A.
USD/JPY (Put)	Jan-19/JPY 108.00	$22,511,500		$22,511,500	$96,777
Goldman Sachs International
EUR/USD (Call)	Nov-18/$1.16	22,390,338	EUR	19,768,100	2,665
USD/CNH (Call)	Apr-19/CNH 7.00	11,033,400		$11,033,400	201,977
HSBC Bank USA, National
Association
EUR/USD (Call)	Nov-18/$1.16	22,390,338	EUR	19,768,100	2,664
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.02	21,000,000		$21,000,000	47,376
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.17	21,000,000		21,000,000	38,892
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.33	21,000,000		21,000,000	31,668

Fixed Income Absolute Return Fund 41

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.2%)* cont.	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/$99.56	$21,000,000	$21,000,000	$21
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.19	21,000,000	21,000,000	21
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.38	21,000,000	21,000,000	21
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/97.75	21,000,000	21,000,000	229,152
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/97.59	21,000,000	21,000,000	208,971
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/97.44	21,000,000	21,000,000	190,029
Total purchased options outstanding (cost $1,445,522)				$1,050,234

COMMON STOCKS (—%)*			Shares	Value
Caesars Entertainment Corp. †			2,594	$22,282
Total common stocks (cost $32,035)				$22,282

	Principal amount/
SHORT-TERM INVESTMENTS (21.9%)*		shares	Value
Amphenol Corp. commercial paper 2.401%, 11/7/18		$2,500,000	$2,498,838
Aon Corp. commercial paper 2.506%, 12/4/18		2,500,000	2,494,067
Autonation, Inc. commercial paper 2.650%, 11/1/18		2,500,000	2,499,813
Cabot Corp. commercial paper 2.504%, 11/21/18		2,500,000	2,496,410
Energy Transfer Partners LP commercial paper 2.850%, 11/1/18		2,500,000	2,499,813
Fidelity National Information Services, Inc. commercial paper
2.451%, 11/7/18		2,500,000	2,498,833
Mohawk Industries, Inc. commercial paper 2.371%, 11/5/18		2,500,000	2,499,168
National Grid PLC commercial paper 2.526%, 12/5/18		2,500,000	2,493,882
Putnam Short Term Investment Fund 2.33% L	Shares	77,359,764	77,359,764
Stanley Black & Decker, Inc. commercial paper 2.404%, 11/8/18		$2,000,000	1,998,896
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.09% P	Shares	170,000	170,000
Tyson Foods, Inc. commercial paper 2.361%, 11/7/18		$2,500,000	2,498,833
U.S. Treasury Bills 2.326%, 1/24/19 ∆ §		898,000	893,272
U.S. Treasury Bills 2.301%, 1/17/19 ∆ § Φ		1,974,000	1,964,537
U.S. Treasury Bills 2.255%, 1/10/19		450,000	448,062
U.S. Treasury Bills 2.209%, 12/11/18 ∆ §		549,000	547,687
U.S. Treasury Bills 2.149%, 12/13/18 # ∆ §		5,096,000	5,083,247
U.S. Treasury Bills 2.146%, 11/1/18 ∆ §		1,234,000	1,234,000
U.S. Treasury Bills 2.139%, 12/6/18 ∆ §		490,000	488,984
U.S. Treasury Bills 2.121%, 11/23/18 ∆ §		246,000	245,677
U.S. Treasury Bills 2.094%, 11/8/18 # ∆ §		2,608,000	2,606,940

42 Fixed Income Absolute Return Fund

SHORT-TERM INVESTMENTS (21.9%)* cont.	Principal amount	Value
U.S. Treasury Bills 2.056%, 11/15/18 ∆ § Φ	$4,961,000	$4,956,924
Westar Energy, Inc. commercial paper 2.452%, 11/13/18	2,500,000	2,497,790
Total short-term investments (cost $122,977,609)		$122,975,437

TOTAL INVESTMENTS
Total investments (cost $682,406,120)		$674,038,305

Key to holding’s currency abbreviations

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan (Offshore)
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD /$	United States Dollar
ZAR	South African Rand

Key to holding’s abbreviations
BKNT	Bank Note
bp	Basis Points
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period.
Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
MTN	Medium Term Notes
OTC	Over-the-counter
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Fixed Income Absolute Return Fund 43

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2017 through October 31, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures .

* Percentages indicated are based on net assets of $562,808,732.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $169,607 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $5,688,527 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

ΦThis security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $147,530 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $11,219,470 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $89,478,986 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

44 Fixed Income Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 10/31/18 (aggregate face value $169,579,776)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/16/19	$1,385,875	$1,422,791	$(36,916)
	British Pound	Sell	12/19/18	90,458	90,890	432
	Canadian Dollar	Sell	1/16/19	7,456	7,678	222
	Euro	Sell	12/19/18	1,983,567	2,042,881	59,314
	Japanese Yen	Buy	11/19/18	1,217,841	1,221,404	(3,563)
	Japanese Yen	Sell	11/19/18	1,217,841	1,237,655	19,814
	Norwegian Krone	Buy	12/19/18	3,227,304	3,242,940	(15,636)
	South Korean Won	Sell	2/20/19	1,410,721	1,406,906	(3,815)
	Swedish Krona	Sell	12/19/18	3,981,705	4,033,022	51,317
Barclays Bank PLC
	Australian Dollar	Buy	1/16/19	1,380,913	1,404,296	(23,383)
	British Pound	Sell	12/19/18	1,333,167	1,354,492	21,325
	Euro	Sell	12/19/18	1,266,871	1,290,185	23,314
	Hong Kong Dollar	Sell	11/19/18	166,326	166,459	133
	Japanese Yen	Buy	11/19/18	1,400,099	1,409,408	(9,309)
	Japanese Yen	Sell	11/19/18	1,400,099	1,413,999	13,900
	Norwegian Krone	Buy	12/19/18	3,036,432	3,034,194	2,238
	Swedish Krona	Sell	12/19/18	1,831,059	1,853,600	22,541
Citibank, N.A.
	Australian Dollar	Buy	1/16/19	2,954,756	2,997,492	(42,736)
	Canadian Dollar	Buy	1/16/19	1,515,359	1,540,835	(25,476)
	Euro	Sell	12/19/18	248,870	276,956	28,086
	Japanese Yen	Buy	11/19/18	671,486	681,813	(10,327)
	Japanese Yen	Sell	11/19/18	671,486	673,417	1,931
	Norwegian Krone	Buy	12/19/18	670,261	673,494	(3,233)
	Swedish Krona	Sell	12/19/18	1,413,295	1,431,752	18,457
Credit Suisse International
	Australian Dollar	Buy	1/16/19	2,755,943	2,794,983	(39,040)
	British Pound	Buy	12/19/18	1,376,217	1,422,861	(46,644)
	Canadian Dollar	Buy	1/16/19	2,697,015	2,746,492	(49,477)
	Euro	Sell	12/19/18	4,612,284	4,752,465	140,181
	Japanese Yen	Buy	11/19/18	1,400,098	1,409,487	(9,389)
	Japanese Yen	Sell	11/19/18	1,400,098	1,425,797	25,699
	New Zealand Dollar	Sell	1/16/19	1,374,918	1,393,449	18,531
	Swedish Krona	Sell	12/19/18	2,506,652	2,538,893	32,241
	Swiss Franc	Sell	12/19/18	8,380	31,022	22,642
Goldman Sachs International
	Australian Dollar	Sell	1/16/19	1,167,075	1,169,158	2,083
	Brazilian Real	Sell	1/3/19	110,746	100,373	(10,373)
	British Pound	Sell	12/19/18	1,139,950	1,159,166	19,216
	Canadian Dollar	Sell	1/16/19	903,875	915,593	11,718
	Euro	Sell	12/19/18	5,786,911	5,931,498	144,587
	Indian Rupee	Buy	11/19/18	1,340,820	1,371,045	(30,225)
	Indian Rupee	Sell	11/19/18	1,340,820	1,351,923	11,103

Fixed Income Absolute Return Fund 45

FORWARD CURRENCY CONTRACTS at 10/31/18 (aggregate face value $169,579,776) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International cont.
	Japanese Yen	Buy	11/19/18	$671,486	$681,810	$(10,324)
	Japanese Yen	Sell	11/19/18	671,486	673,406	1,920
	New Taiwan Dollar	Sell	2/20/19	1,421,419	1,415,789	(5,630)
	New Zealand Dollar	Sell	1/16/19	3,509,788	3,498,095	(11,693)
	Norwegian Krone	Buy	12/19/18	6,376,808	6,340,141	36,667
	South African Rand	Sell	1/16/19	575,662	581,029	5,367
	Swedish Krona	Buy	12/19/18	12,415,797	12,638,533	(222,736)
HSBC Bank USA, National Association
	Australian Dollar	Sell	1/16/19	731,601	696,594	(35,007)
	British Pound	Buy	12/19/18	37,542	47,519	(9,977)
	Canadian Dollar	Buy	1/16/19	100,354	103,332	(2,978)
	Euro	Sell	12/19/18	4,418,468	4,492,046	73,578
	Indonesian Rupiah	Buy	12/19/18	1,337,624	1,361,590	(23,966)
	Indonesian Rupiah	Sell	12/19/18	1,337,624	1,351,988	14,364
	Japanese Yen	Sell	11/19/18	1,686,778	1,716,715	29,937
	Mexican Peso	Buy	1/16/19	1,398,525	1,459,256	(60,731)
	New Zealand Dollar	Buy	1/16/19	1,909,877	1,951,018	(41,141)
	Norwegian Krone	Sell	12/19/18	1,350,127	1,396,507	46,380
	Swedish Krona	Buy	12/19/18	1,344,523	1,403,931	(59,408)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/16/19	1,702,486	1,719,077	(16,591)
	British Pound	Sell	12/19/18	590,796	596,999	6,203
	Canadian Dollar	Sell	1/16/19	1,346,072	1,351,061	4,989
	Euro	Sell	12/19/18	3,298,665	3,371,717	73,052
	Japanese Yen	Buy	11/19/18	1,369,701	1,373,726	(4,025)
	Japanese Yen	Sell	11/19/18	1,369,701	1,377,131	7,430
	New Zealand Dollar	Buy	1/16/19	1,397,646	1,432,936	(35,290)
	Norwegian Krone	Buy	12/19/18	3,484,370	3,501,080	(16,710)
	Singapore Dollar	Sell	2/20/19	1,405,539	1,407,050	1,511
	Swedish Krona	Sell	12/19/18	3,360,128	3,401,744	41,616
	Swiss Franc	Sell	12/19/18	143,853	149,626	5,773
NatWest Markets PLC
	Australian Dollar	Buy	1/16/19	53,867	58,325	(4,458)
	Canadian Dollar	Sell	1/16/19	713,285	707,269	(6,016)
	Euro	Buy	12/19/18	155,146	159,801	(4,655)
	Japanese Yen	Buy	11/19/18	1,423,745	1,414,709	9,036
	Japanese Yen	Sell	11/19/18	1,423,745	1,431,337	7,592
	New Zealand Dollar	Sell	1/16/19	1,388,698	1,402,325	13,627
	Norwegian Krone	Sell	12/19/18	4,688,378	4,687,803	(575)
	Swedish Krona	Sell	12/19/18	2,077,834	2,105,017	27,183
State Street Bank and Trust Co.
	Australian Dollar	Sell	1/16/19	851,244	838,502	(12,742)
	British Pound	Buy	12/19/18	114,161	117,672	(3,511)
	Canadian Dollar	Sell	1/16/19	2,524,990	2,559,227	34,237

46 Fixed Income Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 10/31/18 (aggregate face value $169,579,776) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
State Street Bank and Trust Co. cont.
	Euro	Sell	12/19/18	$2,414,198	$2,503,560	$89,362
	Japanese Yen	Sell	11/19/18	630,442	665,600	35,158
	New Zealand Dollar	Sell	1/16/19	1,388,959	1,369,893	(19,066)
	Norwegian Krone	Buy	12/19/18	1,501,720	1,487,602	14,118
	Swedish Krona	Sell	12/19/18	1,956,472	1,973,541	17,069
UBS AG
	British Pound	Sell	12/19/18	1,338,932	1,379,859	40,927
	Euro	Sell	12/19/18	5,473,777	5,645,109	171,332
	Japanese Yen	Buy	11/19/18	2,055,805	2,075,873	(20,068)
	Japanese Yen	Sell	11/19/18	2,055,805	2,067,883	12,078
	New Zealand Dollar	Buy	1/16/19	1,397,776	1,407,625	(9,849)
	Norwegian Krone	Buy	12/19/18	2,627,828	2,660,584	(32,756)
	Swedish Krona	Buy	12/19/18	436,426	465,211	(28,785)
WestPac Banking Corp.
	Australian Dollar	Buy	1/16/19	2,149,512	2,180,041	(30,529)
	Euro	Sell	12/19/18	1,262,663	1,301,198	38,535
Unrealized appreciation						1,550,066
Unrealized (depreciation)						(1,088,759)
Total						$461,307

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/18
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
Euro-BTP Italian Government
Bond (Short)	4	$551,102	$551,102	Dec-18	$(417)
Euro-Bund 10 yr (Short)	26	4,719,481	4,719,482	Dec-18	(20,473)
Euro-OAT 10 yr (Short)	9	1,549,057	1,549,058	Dec-18	6,192
Euro-Schatz 2 yr (Short)	100	12,682,848	12,682,852	Dec-18	(23,859)
U.S. Treasury Note Ultra 10 yr (Long)	16	2,001,750	2,001,750	Dec-18	(42,282)
Unrealized appreciation					6,192
Unrealized (depreciation)					(87,031)
Total					$(80,839)

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/18 (premiums $3,823,915)
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
(3.204)/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.204	$19,049,300	$35,622
Barclays Bank PLC
2.813/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.813	30,121,000	203,317

Fixed Income Absolute Return Fund 47

WRITTEN SWAP OPTIONS OUTSTANDING at 10/31/18 (premiums $3,823,915) cont.
Counterparty			Notional/
Fixed Obligation % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value
Citibank, N.A.
3.50/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.50		$6,761,600	$43,004
3.2825/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.2825		21,694,500	47,945
3.43/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.43		6,761,600	62,410
3.395/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.395		6,761,600	79,178
(3.211)/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.211		19,049,300	92,199
3.33/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.33		6,761,600	108,862
3.211/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.211		19,049,300	119,058
(3.2825)/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.2825		21,694,500	158,587
3.09/3 month USD-LIBOR-BBA/Jun-24	Jun-19/3.09		13,360,400	162,596
2.663/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.663		30,121,000	281,029
Goldman Sachs International
(3.02125)/3 month USD-LIBOR-BBA/Dec-22	Dec-18/3.02125		54,093,100	71,403
(0.115)/6 month EUR-EURIBOR-Reuters/Aug-21	Aug-19/0.115	EUR	33,536,800	74,831
(3.1325)/3 month USD-LIBOR-BBA/Jan-21	Jan-19/3.1325		$54,093,100	82,762
3.02125/3 month USD-LIBOR-BBA/Dec-22	Dec-18/3.02125		54,093,100	328,345
JPMorgan Chase Bank N.A.
3.41/3 month USD-LIBOR-BBA/Nov-28	Nov-18/3.41		20,284,900	406
3.085/3 month USD-LIBOR-BBA/Nov-20	Nov-18/3.085		40,569,900	53,958
3.005/3 month USD-LIBOR-BBA/Nov-20	Nov-18/3.005		40,569,900	96,962
3.18/3 month USD-LIBOR-BBA/Jan-24	Jan-19/3.18		25,288,500	110,258
3.26/3 month USD-LIBOR-BBA/Jan-49	Jan-19/3.26		5,896,200	134,551
2.77/3 month USD-LIBOR-BBA/Jan-21	Jan-19/2.77		69,500,800	511,526
(1.733)/6 month EUR-EURIBOR-Reuters/Sep-39	Sep-19/1.733	EUR	11,912,000	609,303
Morgan Stanley & Co. International PLC
(2.58)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/2.58		$78,910,100	31,564
(2.80)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/2.80		78,910,100	53,659
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-25/3.00		3,450,300	242,556
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-25/3.00		3,450,300	242,867
Total				$4,038,758

WRITTEN OPTIONS OUTSTANDING at 10/31/18 (premiums $1,243,001)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
Citibank, N.A.
USD/JPY (Put)	Jan-19/JPY 105.00	$22,511,500	$22,511,500	$40,881
Goldman Sachs International
USD/CNH (Call)	Apr-19/CNH 7.20	11,033,400	11,033,400	102,986
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/$98.36	21,000,000	21,000,000	30,534
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.51	21,000,000	21,000,000	24,654

48 Fixed Income Absolute Return Fund

WRITTEN OPTIONS OUTSTANDING at 10/31/18 (premiums $1,243,001) cont.
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A. cont.
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.67	$21,000,000	$21,000,000	$19,782
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.70	21,000,000	21,000,000	19,005
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/98.85	21,000,000	21,000,000	15,099
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Dec-18/99.01	21,000,000	21,000,000	11,865
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.72	21,000,000	21,000,000	21
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.91	21,000,000	21,000,000	21
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-18/99.54	21,000,000	21,000,000	21
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/97.27	21,000,000	21,000,000	170,604
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/97.11	21,000,000	21,000,000	154,224
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/96.95	21,000,000	21,000,000	139,083
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/96.78	21,000,000	21,000,000	123,795
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/96.63	21,000,000	21,000,000	111,132
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Feb-19/96.47	21,000,000	21,000,000	99,582
Total				$1,063,289

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/18
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	$8,687,600	$(339,685)	$100,689

Fixed Income Absolute Return Fund 49

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/18 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
Bank of America N.A. cont.
(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785		$5,212,600	$(559,312)	$91,794
2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647		8,687,600	(339,685)	(138,828)
2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785		5,212,600	(559,312)	(257,085)
Barclays Bank PLC
1.11125/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	118,365,100	(59,872)	(283)
(1.11125)/6 month JPY-LIBOR-BBA/
Aug-43 (Purchased)	Aug-23/1.11125	JPY	118,365,100	(59,872)	(6,892)
Citibank, N.A.
(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654		$8,687,600	(339,685)	99,039
(2.689)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		1,026,000	(132,098)	43,964
2.689/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.689		1,026,000	(132,098)	(53,106)
2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654		8,687,600	(339,685)	(138,046)
Goldman Sachs International
(2.725)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.725		1,709,900	(137,048)	33,685
(3.005)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/3.005		1,709,900	(118,496)	28,743
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		1,042,500	(131,616)	23,175
3.169/3 month USD-LIBOR-BBA/
Nov-28 (Purchased)	Nov-18/3.169		38,098,600	(154,680)	(2,667)
(1.98)/3 month GBP-LIBOR-BBA/
Feb-29 (Purchased)	Feb-19/1.98	GBP	3,945,500	(21,163)	(9,229)
1.18/3 month GBP-LIBOR-BBA/
Feb-29 (Purchased)	Feb-19/1.18	GBP	3,945,500	(17,172)	(10,691)
1.234/3 month GBP-LIBOR-BBA/
Feb-29 (Purchased)	Feb-19/1.234	GBP	7,891,000	(28,898)	(11,700)
(2.034)/3 month GBP-LIBOR-BBA/
Feb-29 (Purchased)	Feb-19/2.034	GBP	7,891,000	(41,047)	(23,904)
2.725/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.725		$1,709,900	(137,048)	(37,259)
3.005/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/3.005		1,709,900	(155,601)	(39,276)
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175		1,042,500	(131,616)	(42,211)
(3.229)/3 month USD-LIBOR-BBA/
Nov-28 (Written)	Nov-18/3.229		19,049,300	116,836	(1,524)
3.379/3 month USD-LIBOR-BBA/
Nov-28 (Written)	Nov-18/3.379		19,049,300	34,289	(1,524)

50 Fixed Income Absolute Return Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/18 cont.
Counterparty
Fixed right or obligation % to receive			Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration		Contract	receivable/	appreciation/
Maturity date	date/strike		amount	(payable)	(depreciation)
JPMorgan Chase Bank N.A.
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		$5,212,600	$(727,809)	$50,354
(2.902)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		1,026,000	(110,090)	41,286
(2.50)/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		1,709,900	(177,830)	20,040
1.921/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,621,600	(207,376)	12,875
(1.921)/6 month EUR-EURIBOR-
Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,621,600	(207,376)	(4,794)
2.50/3 month USD-LIBOR-BBA/
Nov-39 (Purchased)	Nov-29/2.50		$1,709,900	(98,832)	(17,441)
3.062/3 month USD-LIBOR-BBA/
Dec-28 (Purchased)	Dec-18/3.062		24,616,100	(74,053)	(29,539)
2.902/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.902		1,026,000	(158,620)	(64,494)
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325		5,212,600	(727,809)	(387,713)
3.302/3 month USD-LIBOR-BBA/
Dec-28 (Written)	Dec-18/3.302		24,616,100	67,284	(28,555)
Morgan Stanley & Co. International PLC
(2.505)/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		1,026,000	(157,183)	42,466
(3.27)/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		1,569,900	(179,126)	7,096
3.27/3 month USD-LIBOR-BBA/
Oct-53 (Purchased)	Oct-23/3.27		1,569,900	(179,126)	(1,146)
2.505/3 month USD-LIBOR-BBA/
Nov-49 (Purchased)	Nov-24/2.505		1,026,000	(110,398)	(42,959)
Unrealized appreciation					595,206
Unrealized (depreciation)					(1,350,866)
Total					$(755,660)

TBA SALE COMMITMENTS OUTSTANDING at 10/31/18 (proceeds receivable $46,218,985)
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 4.50%, 11/1/48	$6,000,000	11/13/18	$6,142,031
Federal National Mortgage Association, 3.50%, 11/1/48	14,000,000	11/13/18	13,625,938
Federal National Mortgage Association, 3.00%, 12/1/48	6,000,000	12/13/18	5,667,890
Federal National Mortgage Association, 3.00%, 11/1/48	10,000,000	11/13/18	9,457,031
Government National Mortgage Association, 4.50%, 11/1/48	11,000,000	11/19/18	11,281,875
Total			$46,174,765

Fixed Income Absolute Return Fund 51

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$14,592,400	$208,292	$(138)	3/21/23	3 month USD-	2.7725% —	$(202,588)
				LIBOR-BBA —	Semiannually
				Quarterly
4,995,000	37,108 E	(56)	2/27/28	3 month USD-	3.11% —	(37,164)
				LIBOR-BBA —	Semiannually
				Quarterly
5,929,000	59,065 E	(67)	3/7/28	3 month USD-	3.05125% —	(59,131)
				LIBOR-BBA —	Semiannually
				Quarterly
53,273,600	242,661	(111,409)	10/5/20	2.8225% —	3 month USD-	118,877
				Semiannually	LIBOR-BBA —
					Quarterly
42,344,000	34,383	(102)	4/25/19	3 month USD-	2.547% —	(37,011)
				LIBOR-BBA —	Semiannually
				Quarterly
105,860,000	89,240	(256)	4/26/19	3 month USD-	2.55% —	(96,254)
				LIBOR-BBA —	Semiannually
				Quarterly
21,172,000	21,850	(51)	5/1/19	3 month USD-	2.5371% —	119,899
				LIBOR-BBA —	Semiannually
				Quarterly
12,699,500	309,639	71,901	9/25/28	3 month USD-	2.936% —	(231,420)
				LIBOR-BBA —	Semiannually
				Quarterly
25,399,100	423,124	(70,184)	9/25/28	3.026% —	3 month USD-	338,018
				Semiannually	LIBOR-BBA —
					Quarterly
20,284,900	106,435	19,002	10/11/28	3 month USD-	3.16% —	(80,463)
				LIBOR-BBA —	Semiannually
				Quarterly
19,049,300	411,274	101,661	10/9/28	3 month USD-	2.97% —	(304,346)
				LIBOR-BBA —	Semiannually
				Quarterly
38,098,600	560,088	(103,371)	10/9/28	3.05% —	3 month USD-	444,319
				Semiannually	LIBOR-BBA —
					Quarterly
12,699,500	225,911	72,219	10/16/28	3 month USD-	3.015% —	(151,491)
				LIBOR-BBA —	Semiannually
				Quarterly
25,399,100	265,624	(73,994)	10/16/28	3.10% —	3 month USD-	186,326
				Semiannually	LIBOR-BBA —
					Quarterly
28,849,000	342,957 E	103,730	12/19/28	3 month USD-	3.10% —	(239,227)
				LIBOR-BBA —	Semiannually
				Quarterly
56,369,000	272,037 E	(62,811)	12/19/23	3.05% —	3 month USD-	209,227
				Semiannually	LIBOR-BBA —
					Quarterly

52 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$238,002,100	$378,423 E	$(90,511)	12/19/20	3.05% —	3 month USD-	$287,912
				Semiannually	LIBOR-BBA —
					Quarterly
245,385,400	617,144 E	(568,108)	12/19/23	3.10% —	3 month USD-	49,038
				Semiannually	LIBOR-BBA —
					Quarterly
35,156,900	266,384 E	26,314	12/19/28	3 month USD-	3.15% —	(240,070)
				LIBOR-BBA —	Semiannually
				Quarterly
1,546,100	30,164 E	(8,417)	12/19/48	3 month USD-	3.20% —	(38,582)
				LIBOR-BBA —	Semiannually
				Quarterly
533,400	2,570	(8)	10/30/28	3.167% —	3 month USD-	2,591
				Semiannually	LIBOR-BBA —
					Quarterly
19,430,300	165,391	(258)	10/2/28	3.1215% —	3 month USD-	155,109
				Semiannually	LIBOR-BBA —
					Quarterly
486,800	6,746 E	(17)	1/7/49	3.23% —	3 month USD-	6,729
				Semiannually	LIBOR-BBA —
					Quarterly
1,092,200	2,195 E	(15)	11/7/28	3.204% —	3 month USD-	2,180
				Semiannually	LIBOR-BBA —
					Quarterly
1,487,600	1,330	(21)	10/22/28	3.2325% —	3 month USD-	(1,533)
				Semiannually	LIBOR-BBA —
					Quarterly
405,700	820 E	(14)	1/11/49	3.29% —	3 month USD-	806
				Semiannually	LIBOR-BBA —
					Quarterly
5,100,000	23,853	(68)	10/9/28	3 month USD-	3.275% —	26,146
				LIBOR-BBA —	Semiannually
				Quarterly
5,100,000	16,723	(68)	10/9/28	3 month USD-	3.25877% —	18,966
				LIBOR-BBA —	Semiannually
				Quarterly
5,100,000	14,958	(68)	10/9/28	3 month USD-	3.25475% —	17,188
				LIBOR-BBA —	Semiannually
				Quarterly
5,100,000	14,744	(68)	10/9/28	3 month USD-	3.25427% —	16,973
				LIBOR-BBA —	Semiannually
				Quarterly
5,100,000	19,156	(68)	10/9/28	3 month USD-	3.26431% —	21,415
				LIBOR-BBA —	Semiannually
				Quarterly
6,896,900	19,553 E	(98)	11/7/28	3.26% —	3 month USD-	(19,650)
				Semiannually	LIBOR-BBA —
					Quarterly

Fixed Income Absolute Return Fund 53

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$7,473,000	$19,236	$(60)	10/11/23	3.186% —	3 month USD-	$(21,972)
				Semiannually	LIBOR-BBA —
					Quarterly
2,965,000	9,473	(39)	10/11/28	3 month USD-	3.258% —	10,614
				LIBOR-BBA —	Semiannually
				Quarterly
581,000	650	(5)	10/15/23	3.15468% —	3 month USD-	(801)
				Semiannually	LIBOR-BBA —
					Quarterly
23,851,000	3,935	(193)	10/15/23	3.13395% —	3 month USD-	(9,910)
				Semiannually	LIBOR-BBA —
					Quarterly
6,194,500	2,255	(82)	10/16/28	3.214703% —	3 month USD-	577
				Semiannually	LIBOR-BBA —
					Quarterly
13,409,000	4,666	(178)	10/18/28	3.2255% —	3 month USD-	(7,715)
				Semiannually	LIBOR-BBA —
					Quarterly
9,033,500	21,048	(120)	10/19/28	3 month USD-	3.24857% —	22,719
				LIBOR-BBA —	Semiannually
				Quarterly
9,033,500	20,605	(120)	10/19/28	3 month USD-	3.248% —	22,275
				LIBOR-BBA —	Semiannually
				Quarterly
1,133,000	4,733	(15)	10/22/28	3 month USD-	3.2705% —	4,867
				LIBOR-BBA —	Semiannually
				Quarterly
8,885,000	15,105	(118)	10/23/28	3.242% —	3 month USD-	(16,121)
				Semiannually	LIBOR-BBA —
					Quarterly
3,584,500	6,015	(48)	10/29/28	3.203% —	3 month USD-	6,079
				Semiannually	LIBOR-BBA —
					Quarterly
9,169,000	65,045	(122)	10/30/28	3.14072% —	3 month USD-	65,407
				Semiannually	LIBOR-BBA —
					Quarterly
9,169,000	65,182	(122)	10/30/28	3.14054% —	3 month USD-	65,545
				Semiannually	LIBOR-BBA —
					Quarterly
9,336,000	54,158	(124)	10/31/28	3.155% —	3 month USD-	54,688
				Semiannually	LIBOR-BBA —
					Quarterly
12,898,800	58,561 E	(183)	12/6/28	3.182% —	3 month USD-	58,378
				Semiannually	LIBOR-BBA —
					Quarterly
11,429,600	457 E	(162)	12/4/28	3.229% —	3 month USD-	295
				Semiannually	LIBOR-BBA —
					Quarterly

54 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
AUD	6,173,000	$14,220	$(19)	11/3/22	2.427% —	6 month AUD-	$(21,368)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	6,173,000	18,198	(19)	11/15/22	2.4525% —	6 month AUD-	(26,490)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	7,540,000	51,467 E	(65)	3/7/28	3.395% —	6 month AUD-	(51,532)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	31,286,000	36,202 E	(3,251)	12/19/23	2.50% —	6 month AUD-	(39,452)
					Semiannually	BBR-BBSW —
						Semiannually
AUD	3,793,000	15,614 E	(16,640)	12/19/28	6 month AUD-	2.90% —	(1,026)
					BBR-BBSW —	Semiannually
					Semiannually
BRL	15,977,175	254,025	(44)	1/2/23	Brazil Cetip	0.00% — At	251,846
					DI Interbank	maturity
					Deposit Rate —
					At maturity
BRL	8,116,678	139,435	(32)	1/2/23	0.00% — At	Brazil Cetip	(138,565)
					maturity	DI Interbank
						Deposit Rate —
						At maturity
BRL	8,819,159	68,409	—	1/2/23	0.00% — At	Brazil Cetip	(66,606)
					maturity	DI Interbank
						Deposit Rate —
						At maturity
CAD	6,054,000	133,409	(19)	11/2/22	3 month CAD-	2.02% —	(129,331)
					BA-CDOR —	Semiannually
					Semiannually
CAD	6,054,000	128,346	(19)	11/14/22	3 month CAD-	2.0525% —	(123,888)
					BA-CDOR —	Semiannually
					Semiannually
CAD	14,976,000	94,216 E	74,068	12/19/23	3 month CAD-	2.65% —	(20,148)
					BA-CDOR —	Semiannually
					Semiannually
CAD	3,870,000	44,278 E	(44,124)	12/19/28	2.75% —	3 month CAD-	154
					Semiannually	BA-CDOR —
						Semiannually
CHF	12,000	53 E	(19)	12/19/23	6 month CHF-	0.05% —	33
					LIBOR-BBA —	Annually
					Semiannually
CHF	10,851,000	35,414 E	(15,948)	12/19/28	6 month CHF-	0.55% —	19,467
					LIBOR-BBA —	Annually
					Semiannually
CHF	13,253,000	7,856 E	(52)	9/21/21	—	0.046% plus 6	(7,907)
						month CHF-
						LIBOR-BBA —
						Semiannually

Fixed Income Absolute Return Fund 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	6,379,000	$13,699 E	$(25)	2/18/20	—	0.124% plus	$(13,724)
						1 Day Euribor
						rate — Annually
EUR	6,379,000	15,173 E	(25)	2/18/20	—	0.104% plus	(15,198)
						1 Day Euribor
						rate — Annually
EUR	15,267,000	55,041	(134)	5/4/22	0.21% —	6 month EUR-	(97,563)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	4,398,000	52,210 E	(37)	10/27/27	1.61375% —	6 month EUR-	(52,247)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	7,417,000	51,077	(73)	1/24/23	6 month	0.378% —	83,055
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	1,905,000	19,020	(31)	1/24/28	0.976% —	6 month EUR-	(37,700)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	9,209,000	10,629	(42)	1/24/20	—	0.14% plus 6	(6,844)
						month EUR-
						EURIBOR-
						REUTERS —
						Semiannually
EUR	9,263,000	12,601	(43)	1/30/20	—	0.1249%	(9,828)
						plus 6 month
						EUR-EURIBOR-
						REUTERS —
						Semiannually
EUR	7,453,000	73,763	(75)	1/30/23	6 month	0.4419% —	109,179
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	1,910,000	23,273	(32)	1/30/28	0.9987% —	6 month EUR-	(41,906)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	23,228,400	283,671	(269)	3/21/23	0.503% —	6 month EUR-	(376,108)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
EUR	3,996,000	76,377 E	(55)	2/27/28	1.815% —	6 month EUR-	(76,433)
					Annually	EURIBOR-
						REUTERS —
						Semiannually

56 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
EUR	7,313,000	$5,624 E	$(6,622)	12/19/23	6 month	0.40% —	$(997)
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	39,085,000	68,441 E	108,079	12/19/28	6 month	1.00% —	176,520
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	11,896,000	5,309 E	(52)	9/21/21	6 month	0.354% —	5,257
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	2,949,000	468	(13)	10/23/20	—	0.119% plus	(612)
						6 month EUR-
						EURIBOR-
						REUTERS —
						Annually
EUR	2,372,000	5,134	(22)	10/23/23	6 month	0.385% —	5,521
					EUR-EURIBOR-	Annually
					REUTERS —
					Semiannually
EUR	608,000	3,789	(9)	10/23/28	1.009% —	6 month EUR-	(3,999)
					Annually	EURIBOR-
						REUTERS —
						Semiannually
GBP	2,903,000	33,707 E	(54)	1/19/32	1.912% —	6 month GBP-	(33,761)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	13,203,000	30,293	(41)	9/15/19	6 month GBP-	0.766% —	(33,024)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	2,641,000	8,686 E	(32)	9/22/32	1.863% —	6 month GBP-	(8,718)
					Semiannually	LIBOR-BBA —
						Semiannually
GBP	13,203,000	28,554	16,393	12/20/19	6 month GBP-	0.85% —	(5,974)
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	8,110,000	24,381 E	50,758	12/19/23	6 month GBP-	1.45% —	75,138
					LIBOR-BBA —	Semiannually
					Semiannually
GBP	4,008,000	22,101 E	(3,168)	12/19/28	6 month GBP-	1.65% —	18,933
					LIBOR-BBA —	Semiannually
					Semiannually
HKD	334,012,000	66,275	(81)	4/23/19	1.955% —	3 month HKD-	67,807
					Quarterly	HIBOR-HKAB —
						Quarterly
HKD	83,630,000	16,274	(26)	4/24/19	1.965% —	3 month HKD-	16,585
					Quarterly	HIBOR-HKAB —
						Quarterly

Fixed Income Absolute Return Fund 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
HKD	334,520,000	$64,840	$(102)	4/24/19	1.96625% —	3 month HKD-	$66,072
					Quarterly	HIBOR-HKAB —
						Quarterly
HKD	417,938,000	83,940	(128)	4/25/19	1.972% —	3 month HKD-	85,504
					Quarterly	HIBOR-HKAB —
						Quarterly
HKD	167,260,000	36,451	(51)	4/27/19	1.96% —	3 month HKD-	36,719
					Quarterly	HIBOR-HKAB —
						Quarterly
JPY	726,000,000	3,462	(26)	12/19/22	6 month JPY-	0.09% —	(1,709)
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	364,000,000	2,968	(24)	12/19/27	0.29% —	6 month JPY-	(360)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	726,000,000	8,036	(53)	1/15/23	6 month JPY-	0.135% —	10,266
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	364,000,000	18,165	(43)	1/15/28	0.365% —	6 month JPY-	(21,547)
					Semiannually	LIBOR-BBA —
						Semiannually
JPY	726,000,000	10,797	(55)	2/16/23	6 month JPY-	0.148% —	12,359
					LIBOR-BBA —	Semiannually
					Semiannually
JPY	364,000,000	17,356	(45)	2/16/28	0.366% —	6 month JPY-	(19,705)
					Semiannually	LIBOR-BBA —
						Semiannually
MXN	77,451,000	580,233	—	1/1/26	1 month MXN-	6.16% — 28 Days	(583,347)
					TIIE-BANXICO —
					28 Days
MXN	56,425,000	212,709	—	10/6/21	1 month MXN-	5.93% — 28 Days	(216,622)
					TIIE-BANXICO —
					28 Days
MXN	16,650,000	43,244	(11)	12/24/26	8.12% — 28 Days	1 month MXN-	43,233
						TIIE-BANXICO —
						28 Days
MXN	16,160,000	38,384	(10)	1/7/27	8.20% — 28 Days	1 month MXN-	38,360
						TIIE-BANXICO —
						28 Days
MXN	570,000	922	—	6/16/23	1 month MXN-	8.005% — 28	923
					TIIE-BANXICO —	Days
					28 Days
MXN	55,150,000	87,593	(23)	6/16/23	1 month MXN-	8.02% — 28 Days	87,722
					TIIE-BANXICO —
					28 Days
MXN	65,960,000	136,864	(28)	6/26/23	1 month MXN-	7.77% — 28 Days	(137,210)
					TIIE-BANXICO —
					28 Days

58 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
NOK	133,186,000	$40,873 E	$7,693	12/19/23	2.05% —	6 month NOK-	$(33,180)
					Annually	NIBOR-NIBR —
						Semiannually
NOK	207,000	75 E	(64)	12/19/28	6 month NOK-	2.35% —	10
					NIBOR-NIBR —	Annually
					Semiannually
NZD	40,409,000	46,594 E	8,766	12/19/23	2.40% —	3 month NZD-	(37,828)
					Semiannually	BBR-FRA —
						Quarterly
NZD	4,912,000	12,267 E	(1,540)	12/19/28	3 month NZD-	2.90% —	10,727
					BBR-FRA —	Semiannually
					Quarterly
SEK	92,865,000	3,623	(25)	11/10/19	—	0.245% plus	21,127
						3 month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	19,026,000	4,936	(16)	11/10/27	3 month SEK-	1.125% —	21,101
					STIBOR-SIDE —	Annually
					Quarterly
SEK	92,865,000	3,724	(25)	11/10/19	—	0.246% plus	21,334
						3 month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	19,026,000	4,031	(16)	11/10/27	3 month SEK-	1.13% —	22,113
					STIBOR-SIDE —	Annually
					Quarterly
SEK	92,865,000	1,319	(25)	11/13/19	—	0.2225% plus	16,516
						3 month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	19,026,000	1,116	(16)	11/13/27	3 month SEK-	1.16% —	27,632
					STIBOR-SIDE —	Annually
					Quarterly
SEK	19,026,000	663	(16)	11/13/27	3 month SEK-	1.1575% —	27,125
					STIBOR-SIDE —	Annually
					Quarterly
SEK	92,865,000	2,111	(25)	11/13/19	—	0.23% plus 3	18,093
						month SEK-
						STIBOR-SIDE —
						Quarterly
SEK	19,043,000	29,231	(31)	1/24/28	3 month SEK-	1.3325% —	51,989
					STIBOR-SIDE —	Annually
					Quarterly
SEK	73,397,000	53,657	(74)	1/24/23	0.6075% —	3 month SEK-	(94,253)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	90,725,000	9,408	(42)	1/24/20	0.0925% plus	—	2,983
					3 month SEK-
					STIBOR-SIDE —
					Quarterly

Fixed Income Absolute Return Fund 59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium				Unrealized
			received	Termination	Payments	Payments	appreciation/
Notional amount		Value	(paid)	date	made by fund	received by fund	(depreciation)
SEK	89,360,000	$9,960	$(43)	1/30/20	0.085% plus	—	$3,588
					3 month SEK-
					STIBOR-SIDE —
					Quarterly
SEK	72,353,000	72,802	(74)	1/30/23	0.66875% —	3 month SEK-	(115,111)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	18,844,000	36,956	(32)	1/30/28	3 month SEK-	1.3775% —	59,523
					STIBOR-SIDE —	Annually
					Quarterly
SEK	26,399,000	29,552	(27)	2/5/23	0.6975% —	3 month SEK-	(47,717)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	15,132,000	1,123 E	14,781	12/19/28	3 month SEK-	1.30% —	15,903
					STIBOR-SIDE —	Annually
					Quarterly
SEK	273,947,000	16,824 E	(16,806)	12/19/23	0.65% —	3 month SEK-	(33,630)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	30,620,000	2,510	(13)	10/23/20	3 month SEK-	0.035% —	2,966
					STIBOR-SIDE —	Annually
					Quarterly
SEK	24,950,000	10,895	(22)	10/23/23	0.6625% —	3 month SEK-	(11,682)
					Annually	STIBOR-SIDE —
						Quarterly
SEK	6,351,000	4,785	(9)	10/23/28	3 month SEK-	1.325% —	5,073
					STIBOR-SIDE —	Annually
					Quarterly
ZAR	59,075,000	49,943	(31)	1/25/21	3 month ZAR-	7.06% —	(49,941)
					JIBAR-SAFEX —	Quarterly
					Quarterly
ZAR	22,625,000	68,578	(25)	1/25/28	7.92% —	3 month ZAR-	68,285
					Quarterly	JIBAR-SAFEX —
						Quarterly
Total			$(527,380)				$(700,336)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$103,234	$103,037	$—	1/12/41	4.50% (1 month	Synthetic TRS	$673
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

60 Fixed Income Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$69,671	$69,507	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$(79)
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
1,193,711	1,192,448	—	1/12/40	4.50% (1 month	Synthetic MBX	(32)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
692,431	691,037	—	1/12/40	4.00% (1 month	Synthetic MBX	(822)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
138,371	137,448	—	1/12/39	6.00% (1 month	Synthetic TRS	602
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
889,797	888,006	—	1/12/40	4.00% (1 month	Synthetic MBX	(1,056)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
51,533	51,345	—	1/12/40	4.00% (1 month	Synthetic TRS	255
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
29,863	29,658	—	1/12/38	6.50% (1 month	Synthetic TRS	132
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,683,146	3,675,730	—	1/12/40	4.00% (1 month	Synthetic MBX	(4,373)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
521,288	520,736	—	1/12/40	4.50% (1 month	Synthetic MBX	(14)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
660,206	659,508	—	1/12/40	4.50% (1 month	Synthetic MBX	(18)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,977,194	1,978,885	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(4,897)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
96,624	97,294	—	1/12/41	5.00% (1 month	Synthetic TRS Index	1,576
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly

Fixed Income Absolute Return Fund 61

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$61,283	$61,708	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$999
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
103,982	103,269	—	1/12/38	6.50% (1 month	Synthetic TRS	460
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,303,059	3,297,690	—	1/12/40	5.00% (1 month	Synthetic MBX	(1,309)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
26,840,154	26,796,595	—	1/12/41	5.00% (1 month	Synthetic MBX	(10,671)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
7,572,681	7,572,681	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(13,371)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
568,235	567,313	—	1/12/41	5.00% (1 month	Synthetic MBX	(226)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
471,633	470,868	—	1/12/41	5.00% (1 month	Synthetic MBX	(188)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
679,098	677,996	—	1/12/41	5.00% (1 month	Synthetic MBX	(270)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,011,915	2,011,915	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,552)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
424,546	427,489	—	1/12/41	5.00% (1 month	Synthetic TRS Index	6,923
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
441,350	442,167	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(4,856)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

62 Fixed Income Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$469,650	$470,519	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$(5,168)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
944,695	951,243	—	1/12/41	5.00% (1 month	Synthetic MBX Index	15,405
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
92,590	92,453	—	1/12/43	3.50% (1 month	Synthetic TRS	557
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
249,449	249,449	—	1/12/45	3.50% (1 month	Synthetic TRS	1,792
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
878,561	869,734	—	1/12/44	4.00% (1 month	Synthetic TRS	(1,989)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Goldman Sachs International
379,347	376,746	—	1/12/38	6.50% (1 month	Synthetic TRS	1,678
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
292,634	290,628	—	1/12/38	6.50% (1 month	Synthetic TRS	1,294
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
863,421	857,661	—	1/12/39	6.00% (1 month	Synthetic TRS	3,759
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
367,564	365,043	—	1/12/38	6.50% (1 month	Synthetic TRS	1,626
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,318,581	3,313,196	—	1/12/41	5.00% (1 month	Synthetic MBX	(1,319)
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,880,537	1,880,537	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(3,321)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
706,484	706,484	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(1,247)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

Fixed Income Absolute Return Fund 63

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$11,535	$11,458	$—	1/12/39	6.00% (1 month	Synthetic TRS	$50
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
343,640	341,347	—	1/12/39	6.00% (1 month	Synthetic TRS	1,496
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,576,190	2,576,190	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(4,549)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
114,109	114,109	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(201)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
304,302	304,302	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(537)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
125,555	124,694	—	1/12/38	6.50% (1 month	Synthetic TRS	555
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
415,726	412,875	—	1/12/38	6.50% (1 month	Synthetic TRS	1,839
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
619,736	615,602	—	1/12/39	6.00% (1 month	Synthetic TRS	2,698
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
601,568	602,681	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(6,619)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
299,520	300,276	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(2,929)
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
51,533	51,345	—	1/12/40	(4.00%) 1 month	Synthetic TRS	(255)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
103,234	103,037	—	1/12/41	(4.50%) 1 month	Synthetic TRS	(673)
				USD-LIBOR —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

64 Fixed Income Absolute Return Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Chase Bank N.A.
$601,609	$602,722	$—	1/12/41	(5.00%) 1 month	Synthetic TRS	$(6,620)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
440,413	435,989	—	1/12/44	4.00% (1 month	Synthetic TRS	(997)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
92,590	92,453	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(557)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
249,449	249,449	—	1/12/45	(3.50%) 1 month	Synthetic TRS	(1,792)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
1,318,974	1,305,723	—	1/12/44	(4.00%) 1 month	Synthetic TRS	2,986
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
994,926	1,001,822	—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	(16,227)
				USD-LIBOR —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		47,355
Upfront premium (paid)		—		Unrealized (depreciation)		(100,734)
Total		$—		Total		$(53,379)

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	9,778,000	$161,795	$—	7/15/27	(1.40%) — At	Eurostat Eurozone	$161,795
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	9,778,000	142,126	—	7/15/37	1.71% — At	Eurostat Eurozone	(142,126)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	3,667,000	61,761	(48)	8/15/27	(1.42%) — At	Eurostat Eurozone	61,714
					maturity	HICP excluding
						tobacco — At
						maturity

Fixed Income Absolute Return Fund 65

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
EUR	3,667,000	$64,914	$(88)	8/15/37	1.71% — At	Eurostat Eurozone	$(65,002)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	6,111,000	97,380	(79)	8/15/27	(1.4275%) — At	Eurostat Eurozone	97,302
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	6,111,000	102,613	(147)	8/15/37	1.7138% — At	Eurostat Eurozone	(102,761)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	4,889,000	69,579	(63)	9/15/27	(1.4475%) — At	Eurostat Eurozone	69,516
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	4,889,000	62,485	(118)	9/15/37	1.735% — At	Eurostat Eurozone	(62,604)
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	7,984,000	3,925	(93)	9/15/23	(1.44125%) — At	Eurostat Eurozone	3,831
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	7,984,000	5,706	(93)	9/15/23	(1.4375%) — At	Eurostat Eurozone	5,613
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	7,984,000	3,328	(94)	9/15/23	(1.4425%) — At	Eurostat Eurozone	3,234
					maturity	HICP excluding
						tobacco — At
						maturity
EUR	7,984,000	2,740	(94)	9/15/23	(1.44375%) — At	Eurostat Eurozone	2,646
					maturity	HICP excluding
						tobacco — At
						maturity
GBP	2,938,000	44,681	(42)	2/15/23	(3.19%) — At	GBP Non-revised UK	44,640
					maturity	Retail Price Index —
						At maturity
GBP	2,938,000	69,872	(68)	2/15/28	3.34% — At	GBP Non-revised UK	(69,941)
					maturity	Retail Price Index —
						At maturity
GBP	3,819,000	43,049	(64)	3/15/23	(3.325%) — At	GBP Non-revised UK	42,986
					maturity	Retail Price Index —
						At maturity
GBP	3,819,000	77,127	(88)	3/15/28	3.4025% — At	GBP Non-revised UK	(77,215)
					maturity	Retail Price Index —
						At maturity

66 Fixed Income Absolute Return Fund

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
			Upfront
			premium	Termina-	Payments	Total return	Unrealized
			received	tion	received (paid)	received by	appreciation/
Notional amount		Value	(paid)	date	by fund	or paid by fund	(depreciation)
GBP	1,371,000	$18,309	$(19)	3/15/23	(3.295%) — At	GBP Non-revised UK	$18,290
					maturity	Retail Price Index —
						At maturity
GBP	1,371,000	30,835	(32)	3/15/28	3.3875% — At	GBP Non-revised UK	(30,867)
					maturity	Retail Price Index —
						At maturity
GBP	2,742,000	46,123	(39)	3/15/23	(3.245%) — At	GBP Non-revised UK	46,085
					maturity	Retail Price Index —
						At maturity
GBP	2,742,000	45,174	(39)	3/15/23	(3.25%) — At	GBP Non-revised UK	45,135
					maturity	Retail Price Index —
						At maturity
GBP	5,484,000	163,094	(130)	3/15/28	3.34% — At	GBP Non-revised UK	(163,223)
					maturity	Retail Price Index —
						At maturity
	$3,952,000	55,541	—	7/3/22	(1.9225%) — At	USA Non Revised	55,541
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	3,952,000	68,101	—	7/3/27	2.085% — At	USA Non Revised	(68,101)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	4,547,000	71,611	—	7/5/22	(1.89%) — At	USA Non Revised	71,611
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	4,547,000	93,823	—	7/5/27	2.05% — At	USA Non Revised	(93,823)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	4,400,000	28,886	(27)	12/21/22	(2.068%) — At	USA Non Revised	28,859
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	4,400,000	30,888	(48)	12/21/27	2.1939% — At	USA Non Revised	(30,936)
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity
	4,400,000	30,791	(27)	12/6/22	(2.05%) — At	USA Non Revised	30,764
					maturity	Consumer Price
						Index-Urban
						(CPI-U) — At
						maturity

Fixed Income Absolute Return Fund 67

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/18 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$4,400,000	$30,470	$(48)	12/6/27	2.19% — At	USA Non Revised	$(30,518)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$(1,588)				$(147,555)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6	BBB–/P	$11,962	$175,000	$24,360	5/11/63	300 bp —	$(12,296)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	22,719	377,000	52,478	5/11/63	300 bp —	(29,539)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	46,609	755,000	105,096	5/11/63	300 bp —	(58,046)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	44,403	779,000	108,437	5/11/63	300 bp —	(63,579)
Index						Monthly
Citigroup Global Markets, Inc.
CMBX NA A.6	A/P	137	118,000	2,702	5/11/63	200 bp —	(2,519)
Index						Monthly
CMBX NA A.6	A/P	92	118,000	2,702	5/11/63	200 bp —	(2,565)
Index						Monthly
CMBX NA A.6	A/P	(47)	120,000	2,748	5/11/63	200 bp —	(2,748)
Index						Monthly
CMBX NA A.6	A/P	324	209,000	4,786	5/11/63	200 bp —	(4,381)
Index						Monthly
CMBX NA A.6	A/P	4,761	1,034,000	23,679	5/11/63	200 bp —	(18,515)
Index						Monthly
CMBX NA BB.6	BB/P	149,402	607,000	148,594	5/11/63	500 bp —	1,398
Index						Monthly
CMBX NA BB.7	BB/P	35,475	276,000	40,517	1/17/47	500 bp —	(4,773)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,878	19,000	2,645	5/11/63	300 bp —	(756)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,163	50,000	6,960	5/11/63	300 bp —	(1,768)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,699	109,000	15,173	5/11/63	300 bp —	(4,410)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,521	132,000	18,374	5/11/63	300 bp —	(3,777)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	21,891	199,000	27,701	5/11/63	300 bp —	(5,694)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	26,603	202,000	28,118	5/11/63	300 bp —	(1,397)
Index						Monthly

68 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.6	BBB–/P	$24,712	$216,000	$30,067	5/11/63	300 bp —	$(5,229)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	26,477	240,000	33,408	5/11/63	300 bp —	(6,791)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	49,892	432,000	60,134	5/11/63	300 bp —	(9,990)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	51,049	456,000	63,475	5/11/63	300 bp —	(12,160)
Index						Monthly
Credit Suisse International
CMBX NA BBB–.6	BBB–/P	9,148	59,000	8,213	5/11/63	300 bp —	969
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,620	76,000	10,579	5/11/63	300 bp —	86
Index						Monthly
CMBX NA A.6	A/P	37,454	738,000	16,900	5/11/63	200 bp —	20,840
Index						Monthly
CMBX NA A.6	A/P	1,659	1,071,000	24,526	5/11/63	200 bp —	(22,451)
Index						Monthly
CMBX NA A.6	A/P	4,472	2,315,000	53,014	5/11/63	200 bp —	(47,641)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,203	62,000	8,630	5/11/63	300 bp —	(2,391)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,101	72,000	10,022	5/11/63	300 bp —	(1,879)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,202	78,000	10,858	5/11/63	300 bp —	2,390
Index						Monthly
CMBX NA BBB–.6	BBB–/P	13,812	125,000	17,400	5/11/63	300 bp —	(3,515)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,222	145,000	20,184	5/11/63	300 bp —	(3,878)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,237	156,000	21,715	5/11/63	300 bp —	(4,387)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,799	259,000	36,053	5/11/63	300 bp —	(3,102)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	30,945	270,000	37,584	5/11/63	300 bp —	(6,481)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	30,455	277,000	38,558	5/11/63	300 bp —	(7,942)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	67,594	448,000	62,362	5/11/63	300 bp —	5,493
Index						Monthly
CMBX NA BBB–.6	BBB–/P	63,670	555,000	77,256	5/11/63	300 bp —	(13,262)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	99,384	724,000	100,781	5/11/63	300 bp —	(974)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	89,591	752,000	104,678	5/11/63	300 bp —	(14,649)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	168,833	1,119,000	155,765	5/11/63	300 bp —	13,721
Index						Monthly

Fixed Income Absolute Return Fund 69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BBB–.6	BBB–/P	$1,212,485	$11,340,000	$1,578,528	5/11/63	300 bp —	$(359,430)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	235,271	3,183,000	199,574	1/17/47	300 bp —	37,554
Index						Monthly
Goldman Sachs International
CMBX NA A.6	A/P	5,528	99,000	2,267	5/11/63	200 bp —	3,299
Index						Monthly
CMBX NA A.6	A/P	5,694	246,000	5,633	5/11/63	200 bp —	61
Index						Monthly
CMBX NA BBB–.6	BBB–/P	334	3,000	418	5/11/63	300 bp —	(82)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	332	4,000	557	5/11/63	300 bp —	(223)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,785	16,000	2,227	5/11/63	300 bp —	(432)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	5,354	62,000	8,630	5/11/63	300 bp —	(3,240)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,793	87,000	12,110	5/11/63	300 bp —	733
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,832	107,000	14,894	5/11/63	300 bp —	(3,000)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,157	141,000	19,627	5/11/63	300 bp —	(8,388)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,101	232,000	32,294	5/11/63	300 bp —	(20,058)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,188	250,000	34,800	5/11/63	300 bp —	(22,467)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	12,401	250,000	34,800	5/11/63	300 bp —	(22,254)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	28,210	281,000	39,115	5/11/63	300 bp —	(10,742)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	19,280	283,000	39,394	5/11/63	300 bp —	(19,949)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	42,492	349,000	48,581	5/11/63	300 bp —	(5,885)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	54,707	363,000	50,530	5/11/63	300 bp —	4,390
Index						Monthly
CMBX NA BBB–.6	BBB–/P	42,482	380,000	52,896	5/11/63	300 bp —	(10,192)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	55,952	411,000	57,211	5/11/63	300 bp —	(1,019)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	62,640	539,000	75,029	5/11/63	300 bp —	(12,074)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	58,492	1,209,000	168,293	5/11/63	300 bp —	(109,095)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	208,701	1,760,000	244,992	5/11/63	300 bp —	(35,264)
Index						Monthly

70 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BBB–.6	BBB–/P	$207,983	$1,760,000	$244,992	5/11/63	300 bp —	$(35,982)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	297,066	2,586,000	359,971	5/11/63	300 bp —	(61,397)
Index						Monthly
JPMorgan Securities LLC
CMBX NA BB.6	BB/P	34,954	165,000	40,392	5/11/63	500 bp —	(5,278)
Index						Monthly
CMBX NA BB.6	BB/P	37,885	179,000	43,819	5/11/63	500 bp —	(5,760)
Index						Monthly
CMBX NA A.6	A/P	53	1,000	23	5/11/63	200 bp —	31
Index						Monthly
CMBX NA A.6	A/P	215	37,000	847	5/11/63	200 bp —	(618)
Index						Monthly
CMBX NA A.6	A/P	4,359	253,000	5,794	5/11/63	200 bp —	(1,336)
Index						Monthly
CMBX NA A.6	A/P	9,850	350,000	8,015	5/11/63	200 bp —	1,971
Index						Monthly
CMBX NA A.6	A/P	21,932	404,000	9,252	5/11/63	200 bp —	13,012
Index						Monthly
CMBX NA A.6	A/P	27,741	512,000	11,725	5/11/63	200 bp —	16,215
Index						Monthly
CMBX NA BBB–.6	BBB–/P	454	4,000	557	5/11/63	300 bp —	(101)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	2,242	15,000	2,088	5/11/63	300 bp —	162
Index						Monthly
CMBX NA BBB–.6	BBB–/P	8,560	58,000	8,074	5/11/63	300 bp —	520
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,792	62,000	8,630	5/11/63	300 bp —	(1,802)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,756	77,000	10,718	5/11/63	300 bp —	(2,917)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	7,909	80,000	11,136	5/11/63	300 bp —	(3,181)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,990	97,000	13,502	5/11/63	300 bp —	(2,456)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,135	113,000	15,730	5/11/63	300 bp —	1,472
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,625	125,000	17,400	5/11/63	300 bp —	(1,702)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	16,863	148,000	20,602	5/11/63	300 bp —	(3,652)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,499	151,000	21,019	5/11/63	300 bp —	(3,432)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	17,068	151,000	21,019	5/11/63	300 bp —	(3,863)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	15,915	158,000	21,994	5/11/63	300 bp —	(5,987)
Index						Monthly

Fixed Income Absolute Return Fund 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.6	BBB–/P	$20,593	$179,000	$24,917	5/11/63	300 bp —	$(4,220)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	28,812	181,000	25,195	5/11/63	300 bp —	3,722
Index						Monthly
CMBX NA BBB–.6	BBB–/P	28,591	189,000	26,309	5/11/63	300 bp —	2,392
Index						Monthly
CMBX NA BBB–.6	BBB–/P	24,519	211,000	29,371	5/11/63	300 bp —	(4,729)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,053	212,000	29,510	5/11/63	300 bp —	6,667
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,352	212,000	29,510	5/11/63	300 bp —	6,965
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,926	223,000	31,042	5/11/63	300 bp —	2,015
Index						Monthly
CMBX NA BBB–.6	BBB–/P	23,987	253,000	35,218	5/11/63	300 bp —	(11,083)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	32,862	275,000	38,280	5/11/63	300 bp —	(5,258)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	37,406	284,000	39,533	5/11/63	300 bp —	(1,961)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	36,893	284,000	39,533	5/11/63	300 bp —	(2,474)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	33,799	286,000	39,811	5/11/63	300 bp —	(5,846)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	40,407	369,000	51,365	5/11/63	300 bp —	(10,743)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	73,102	568,000	79,066	5/11/63	300 bp —	(5,632)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	73,191	599,000	83,381	5/11/63	300 bp —	(9,841)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	88,174	668,000	92,986	5/11/63	300 bp —	(4,422)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	83,032	670,000	93,264	5/11/63	300 bp —	(9,841)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	73,985	671,000	93,403	5/11/63	300 bp —	(19,027)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	131,904	1,119,000	155,765	5/11/63	300 bp —	(23,208)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	298,983	2,476,000	344,659	5/11/63	300 bp —	(44,232)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	945,445	5,374,000	748,061	5/11/63	300 bp —	200,519
Index						Monthly
Merrill Lynch International
CMBX NA A.6	A/P	13,484	951,000	21,778	5/11/63	200 bp —	(7,924)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	10,620	94,000	13,085	5/11/63	300 bp —	(2,410)
Index						Monthly

72 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Merrill Lynch International cont.
CMBX NA BBB–.6	BBB–/P	$27,923	$211,000	$29,371	5/11/63	300 bp —	$(1,325)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	34,893	297,000	41,342	5/11/63	300 bp —	(6,276)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	63,188	564,000	78,509	5/11/63	300 bp —	(14,991)
Index						Monthly
Morgan Stanley & Co. International PLC
CMBX NA A.6	A/P	—	230,000	5,267	5/11/63	200 bp —	(5,177)
Index						Monthly
CMBX NA A.6	A/P	1,476	543,000	12,435	5/11/63	200 bp —	(10,748)
Index						Monthly
CMBX NA A.6	A/P	3,323	1,231,000	28,190	5/11/63	200 bp —	(24,388)
Index						Monthly
CMBX NA A.7	A-/P	199	41,000	217	1/17/47	200 bp —	(2)
Index						Monthly
CMBX NA A.7	A-/P	(96)	99,000	525	1/17/47	200 bp —	(582)
Index						Monthly
CMBX NA BB.6	BB/P	47,886	195,000	47,736	5/11/63	500 bp —	340
Index						Monthly
CMBX NA BB.6	BB/P	96,100	390,000	95,472	5/11/63	500 bp —	1,007
Index						Monthly
CMBX NA BBB–.6	BBB–/P	1,695	10,000	1,392	5/11/63	300 bp —	309
Index						Monthly
CMBX NA BBB–.6	BBB–/P	3,672	32,000	4,454	5/11/63	300 bp —	(764)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	6,267	49,000	6,821	5/11/63	300 bp —	(526)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	9,570	84,000	11,693	5/11/63	300 bp —	(2,074)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	11,017	93,000	12,946	5/11/63	300 bp —	(1,875)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	14,462	136,000	18,931	5/11/63	300 bp —	(4,390)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	31,307	241,000	33,547	5/11/63	300 bp —	(2,099)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	31,607	258,000	35,914	5/11/63	300 bp —	(4,156)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	44,395	298,000	41,482	5/11/63	300 bp —	3,087
Index						Monthly
CMBX NA BBB–.6	BBB–/P	41,165	359,000	49,973	5/11/63	300 bp —	(8,599)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	50,713	409,000	56,933	5/11/63	300 bp —	(5,981)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	56,565	482,000	67,094	5/11/63	300 bp —	(10,248)
Index						Monthly
CMBX NA BBB–.6	BBB–/P	90,141	704,000	97,997	5/11/63	300 bp —	(7,445)
Index						Monthly

Fixed Income Absolute Return Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/18 cont.
		Upfront
		premium			Termi-	Payments	Unrealized
Swap counterparty/		received	Notional		nation	received	appreciation/
Referenced debt *	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.6	BBB–/P	$102,536	$772,000	$107,462	5/11/63	300 bp —	$(4,476)
Index						Monthly
CMBX NA BBB–.7	BBB–/P	9,516	143,000	8,966	1/17/47	300 bp —	634
Index						Monthly
CMBX NA BBB–.7	BBB–/P	14,087	207,000	12,979	1/17/47	300 bp —	1,229
Index						Monthly
Upfront premium received		7,168,050		Unrealized appreciation			353,203
Upfront premium (paid)		(143)		Unrealized (depreciation)			(1,455,716)
Total		$7,167,907		Total			$(1,102,513)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2018.

Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/18
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,038)	$140,000	$742	1/17/47	(200 bp) —	$(350)
					Monthly
CMBX NA BB.7 Index	(39,421)	251,000	36,847	1/17/47	(500 bp) —	(2,818)
					Monthly
CMBX NA BB.7 Index	(40,986)	251,000	36,847	1/17/47	(500 bp) —	(4,383)
					Monthly
CMBX NA BB.7 Index	(37,942)	188,000	27,598	1/17/47	(500 bp) —	(10,527)
					Monthly
CMBX NA BB.9 Index	(43,327)	280,000	42,840	9/17/58	(500 bp) —	(759)
					Monthly
CMBX NA BB.9 Index	(43,132)	280,000	42,840	9/17/58	(500 bp) —	(565)
					Monthly
CMBX NA BB.9 Index	(42,496)	276,000	42,228	9/17/58	(500 bp) —	(536)
					Monthly
CMBX NA BB.9 Index	(21,761)	139,000	21,267	9/17/58	(500 bp) —	(629)
					Monthly
Credit Suisse International
CMBX NA BB.7 Index	(59,834)	3,390,000	829,872	5/11/63	(500 bp) —	766,742
					Monthly
CMBX NA BB.9 Index	(68,799)	431,000	65,943	9/17/58	(500 bp) —	(3,275)
					Monthly

74 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
Credit Suisse International cont.
CMBX NA BB.9 Index	$(18,017)	$117,000	$17,901	9/17/58	(500 bp) —	$(230)
					Monthly
CMBX NA BB.9 Index	(10,949)	70,000	10,710	9/17/58	(500 bp) —	(307)
					Monthly
Goldman Sachs International
CMBX NA BB.6 Index	(186,594)	1,824,000	446,515	5/11/63	(500 bp) —	258,148
					Monthly
CMBX NA BB.7 Index	(62,952)	416,000	61,069	1/17/47	(500 bp) —	(2,288)
					Monthly
CMBX NA BB.6 Index	(77,729)	532,000	130,234	5/11/63	(500 bp) —	51,987
					Monthly
CMBX NA BB.7 Index	(457,674)	2,707,000	397,388	1/17/47	(500 bp) —	(62,918)
					Monthly
CMBX NA BB.7 Index	(104,860)	640,000	93,952	1/17/47	(500 bp) —	(11,530)
					Monthly
CMBX NA BBB–.7 Index	(9,501)	141,000	8,841	1/17/47	(300 bp) —	(742)
					Monthly
CMBX NA BBB–.7 Index	(4,210)	62,000	3,887	1/17/47	(300 bp) —	(359)
					Monthly
CMBX NA BBB–.7 Index	(759)	11,000	690	1/17/47	(300 bp) —	(76)
					Monthly
CMBX NA BBB–.7 Index	(312)	3,000	188	1/17/47	(300 bp) —	(125)
					Monthly
JPMorgan Securities LLC
CMBX NA BB.7 Index	(28,587)	179,000	26,277	1/17/47	(500 bp) —	(2,484)
					Monthly
CMBX NA BB.7 Index	(26,377)	165,000	24,222	1/17/47	(500 bp) —	(2,316)
					Monthly
CMBX NA BB.7 Index	(57,449)	367,000	53,876	1/17/47	(500 bp) —	(3,930)
					Monthly
CMBX NA BB.7 Index	(57,775)	321,000	47,123	1/17/47	(500 bp) —	(10,964)
					Monthly
CMBX NA BB.7 Index	(39,421)	251,000	36,847	1/17/47	(500 bp) —	(2,818)
					Monthly
CMBX NA BB.7 Index	(33,131)	204,000	29,947	1/17/47	(500 bp) —	(3,382)
					Monthly
CMBX NA BB.7 Index	(32,493)	167,000	24,516	1/17/47	(500 bp) —	(8,139)
					Monthly
CMBX NA BB.7 Index	(3,663)	27,000	3,964	1/17/47	(500 bp) —	274
					Monthly
CMBX NA BBB–.7 Index	(92,196)	1,001,000	62,763	1/17/47	(300 bp) —	(30,017)
					Monthly
CMBX NA BBB–.7 Index	(46,213)	689,000	43,200	1/17/47	(300 bp) —	(3,415)
					Monthly
CMBX NA BBB–.7 Index	(24,838)	314,000	19,688	1/17/47	(300 bp) —	(5,334)
					Monthly

Fixed Income Absolute Return Fund 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/18 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt *	(paid)**	amount	Value	date	by fund	(depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB–.7 Index	$(15,723)	$189,000	$11,850	1/17/47	(300 bp) —	$(3,983)
					Monthly
CMBX NA BBB–.7 Index	(377)	7,000	439	1/17/47	(300 bp) —	58
					Monthly
Merrill Lynch International
CMBX NA BB.7 Index	(88,302)	509,000	74,721	1/17/47	(500 bp) —	(14,075)
					Monthly
CMBX NA BB.9 Index	(43,794)	280,000	42,840	9/17/58	(500 bp) —	(1,226)
					Monthly
CMBX NA BB.9 Index	(8,788)	56,000	8,568	9/17/58	(500 bp) —	(236)
					Monthly
CMBX NA BB.9 Index	(7,956)	52,000	7,956	9/17/58	(500 bp) —	(51)
					Monthly
Morgan Stanley & Co. International PLC
CMBX NA BB.7 Index	(57,516)	286,000	41,985	1/17/47	(500 bp) —	(15,809)
					Monthly
CMBX NA BB.7 Index	(39,355)	195,000	28,626	1/17/47	(500 bp) —	(10,919)
					Monthly
CMBX NA BBB–.7 Index	(1,397)	22,000	1,379	1/17/47	(300 bp) —	(30)
					Monthly
Upfront premium received	—		Unrealized appreciation			1,077,209
Upfront premium (paid)	(2,037,644)		Unrealized (depreciation)			(221,545)
Total	$(2,037,644)		Total			$855,664

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/18
	Upfront
	premium			Termi-	Payments	Unrealized
Referenced	received	Notional		nation	(paid)	appreciation/
debt*	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 31	$267,973	$3,732,000	$196,699	12/20/23	(500 bp) —	$51,691
Index					Quarterly
Total	$267,973					$51,691

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

76 Fixed Income Absolute Return Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Consumer cyclicals	$22,282	$—	$—
Total common stocks	22,282	—	—
Asset-backed securities	—	16,996,000	—
Corporate bonds and notes	—	146,939,308	—
Foreign government and agency bonds and notes	—	22,902,429	—
Mortgage-backed securities	—	219,254,929	—
Purchased options outstanding	—	1,050,234	—
Purchased swap options outstanding	—	4,293,860	—
Senior loans	—	37,476,351	—
U.S. government and agency mortgage obligations	—	102,007,384	—
U.S. treasury obligations	—	120,091	—
Short-term investments	77,529,764	45,445,673	—
Totals by level	$77,552,046	$596,486,259	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$461,307	$—
Futures contracts	(80,839)	—	—
Written options outstanding	—	(1,063,289)	—
Written swap options outstanding	—	(4,038,758)	—
Forward premium swap option contracts	—	(755,660)	—
TBA sale commitments	—	(46,174,765)	—
Interest rate swap contracts	—	(172,956)	—
Total return swap contracts	—	(199,346)	—
Credit default contracts	—	(5,593,394)	—
Totals by level	$(80,839)	$(57,536,861)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Fixed Income Absolute Return Fund 77

Statement of assets and liabilities 10/31/18

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $605,046,356)	$596,678,541
Affiliated issuers (identified cost $77,359,764) (Note 5)	77,359,764
Cash	87,970
Foreign currency (cost $949) (Note 1)	932
Interest and other receivables	5,435,070
Receivable for shares of the fund sold	1,286,018
Receivable for investments sold	1,456,557
Receivable for sales of delayed delivery securities (Note 1)	40,552,641
Receivable for variation margin on futures contracts (Note 1)	5,818
Receivable for variation margin on centrally cleared swap contracts (Note 1)	2,202,116
Unrealized appreciation on forward premium swap option contracts (Note 1)	595,206
Unrealized appreciation on forward currency contracts (Note 1)	1,550,066
Unrealized appreciation on OTC swap contracts (Note 1)	1,477,767
Premium paid on OTC swap contracts (Note 1)	2,037,787
Total assets	730,726,253

LIABILITIES
Payable for investments purchased	4,314,431
Payable for purchases of delayed delivery securities (Note 1)	96,942,799
Payable for shares of the fund repurchased	1,311,882
Payable for compensation of Manager (Note 2)	553,809
Payable for Trustee compensation and expenses (Note 2)	144,202
Payable for distribution fees (Note 2)	83,377
Payable for variation margin on futures contracts (Note 1)	31,337
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,582,695
Unrealized depreciation on OTC swap contracts (Note 1)	1,777,995
Premium received on OTC swap contracts (Note 1)	7,168,050
Unrealized depreciation on forward currency contracts (Note 1)	1,088,759
Unrealized depreciation on forward premium swap option contracts (Note 1)	1,350,866
Written options outstanding, at value (premiums $5,066,916) (Note 1)	5,102,047
TBA sale commitments, at value (proceeds receivable $46,218,985) (Note 1)	46,174,765
Collateral on certain derivative contracts, at value (Notes 1 and 9)	290,091
Other accrued expenses	416
Total liabilities	167,917,521

Net assets	$562,808,732

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$691,292,694
Total distributable earnings (Note 1)	(128,483,962)
Total — Representing net assets applicable to capital shares outstanding	$562,808,732

(Continued on next page)

78 Fixed Income Absolute Return Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($160,938,564 divided by 16,535,658 shares)	$9.73
Offering price per class A share (100/99.00 of $9.73)*	$9.83
Net asset value and offering price per class B share ($2,841,194 divided by 292,798 shares)**	$9.70
Net asset value and offering price per class C share ($54,653,529 divided by 5,636,710 shares)**	$9.70
Net asset value and redemption price per class M share ($4,395,178 divided by 453,197 shares)	$9.70
Offering price per class M share (100/99.25 of $9.70)*	$9.77
Net asset value, offering price and redemption price per class P share
($138,234,955 divided by 14,160,499 shares)	$9.76
Net asset value, offering price and redemption price per class R share
($195,727 divided by 20,011 shares)	$9.78
Net asset value, offering price and redemption price per class R6 share
($9,090,888 divided by 930,984 shares)	$9.76
Net asset value, offering price and redemption price per class Y share
($192,458,697 divided by 19,762,331 shares)	$9.74

* On single retail sales of less than $500,000.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Fixed Income Absolute Return Fund 79

Statement of operations Year ended 10/31/18

INVESTMENT INCOME
Interest (including interest income of $1,250,671 from investments in affiliated issuers) (Note 5)	$23,540,230
Total investment income	23,540,230

EXPENSES
Compensation of Manager (Note 2)	2,728,467
Distribution fees (Note 2)	1,045,809
Other	5,957
Total expenses	3,780,233

Expense reduction (Note 2)	(4,732)
Net expenses	3,775,501

Net investment income	19,764,729

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(20,204,513)
Foreign currency transactions (Note 1)	48,398
Forward currency contracts (Note 1)	(4,352,012)
Futures contracts (Note 1)	(596,305)
Swap contracts (Note 1)	12,431,962
Written options (Note 1)	13,897,710
Net increase from payments by affiliates (Note 2)	53,232
Total net realized gain	1,278,472
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(4,776,173)
Assets and liabilities in foreign currencies	(14,293)
Forward currency contracts	1,055,003
Futures contracts	(7,983)
Swap contracts	137,804
Written options	(5,048,430)
Total change in net unrealized depreciation	(8,654,072)

Net loss on investments	(7,375,600)

Net increase in net assets resulting from operations	$12,389,129

The accompanying notes are an integral part of these financial statements.

80 Fixed Income Absolute Return Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/18	Year ended 10/31/17
Operations
Net investment income	$19,764,729	$17,774,401
Net realized gain on investments
and foreign currency transactions	1,278,472	6,445,471
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(8,654,072)	5,673,048
Net increase in net assets resulting from operations	12,389,129	29,892,920
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(9,588,591)	(6,364,460)
Class B	(238,318)	(189,246)
Class C	(2,826,834)	(1,724,040)
Class M	(283,719)	(202,216)
Class P	(5,758,122)	(1,802,034)
Class R	(11,575)	(5,641)
Class R6	(436,488)	(180,139)
Class Y	(9,047,862)	(4,375,707)
Increase (decrease) from capital share transactions (Note 4)	114,352,473	(83,103,576)
Total increase (decrease) in net assets	98,550,093	(68,054,139)

NET ASSETS
Beginning of year	464,258,639	532,312,778
End of year (Note 1)	$562,808,732	$464,258,639

The accompanying notes are an integral part of these financial statements.

Fixed Income Absolute Return Fund 81

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]
Class A
October 31, 2018	$10.06	.38	(.13)	.25	(.58)	(.58)	$9.73	2.59	$160,939.79		3.87	532
October 31, 2017	9.76	.36	.23	.59	(.29)	(.29)	10.06	6.24	169,580.70		3.61	742
October 31, 2016	10.18	.38	(.35)	.03	(.45)	(.45)	9.76	.36	226,657.70		3.92	428
October 31, 2015	10.71	.28	(.44)	(.16)	(.37)	(.37)	10.18	(1.53)	374,839.84		2.71	486
October 31, 2014	10.81	.31	.03	.34	(.44)	(.44)	10.71	3.19	470,872.81		2.91	203
Class B
October 31, 2018	$10.00	.36	(.13)	.23	(.53)	(.53)	$9.70	2.42	$2,841.99		3.68	532
October 31, 2017	9.71	.34	.23	.57	(.28)	(.28)	10.00	5.96	5,269.90		3.43	742
October 31, 2016	10.12	.36	(.34)	.02	(.43)	(.43)	9.71	.22	7,014.90		3.75	428
October 31, 2015	10.65	.26	(.44)	(.18)	(.35)	(.35)	10.12	(1.74)	9,669	1.04	2.52	486
October 31, 2014	10.75	.29	.02	.31	(.41)	(.41)	10.65	2.96	11,822	1.01	2.73	203
Class C
October 31, 2018	$9.96	.30	(.11)	.19	(.45)	(.45)	$9.70	1.92	$54,654	1.54	3.11	532
October 31, 2017	9.65	.28	.24	.52	(.21)	(.21)	9.96	5.43	67,174	1.45	2.87	742
October 31, 2016	10.06	.30	(.34)	(.04)	(.37)	(.37)	9.65	(.42)	86,726	1.45	3.18	428
October 31, 2015	10.58	.20	(.43)	(.23)	(.29)	(.29)	10.06	(2.22)	134,131	1.59	1.96	486
October 31, 2014	10.68	.23	.02	.25	(.35)	(.35)	10.58	2.37	162,146	1.56	2.17	203
Class M
October 31, 2018	$10.02	.37	(.12)	.25	(.57)	(.57)	$9.70	2.62	$4,395.84		3.82	532
October 31, 2017	9.73	.35	.23	.58	(.29)	(.29)	10.02	6.12	5,206.75		3.57	742
October 31, 2016	10.15	.37	(.34)	.03	(.45)	(.45)	9.73	.33	7,011.75		3.89	428
October 31, 2015	10.68	.28	(.44)	(.16)	(.37)	(.37)	10.15	(1.56)	9,913.89		2.67	486
October 31, 2014	10.78	.31	.02	.33	(.43)	(.43)	10.68	3.13	11,043.86		2.85	203
Class P
October 31, 2018	$10.11	.41	(.13)	.28	(.63)	(.63)	$9.76	2.88	$138,235.54		4.14	532
October 31, 2017	9.79	.39	.23	.62	(.30)	(.30)	10.11	6.54	76,710.45		3.90	742
October 31, 2016†	9.69	.07	.03	.10	—	—	9.79	1.03*	56,131	.08*	.76*	428
Class R
October 31, 2018	$10.09	.36	(.13)	.23	(.54)	(.54)	$9.78	2.36	$196	1.04	3.59	532
October 31, 2017	9.77	.33	.24	.57	(.25)	(.25)	10.09	5.96	213.95		3.36	742
October 31, 2016	10.14	.36	(.35)	.01	(.38)	(.38)	9.77	.13	278.95		3.69	428
October 31, 2015	10.68	.26	(.45)	(.19)	(.35)	(.35)	10.14	(1.81)	379	1.09	2.52	486
October 31, 2014	10.77	.28	.03	.31	(.40)	(.40)	10.68	2.96	914	1.06	2.64	203

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

82 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 83

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset value	end of period	to average	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	(%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	(%) [d]
Class R6
October 31, 2018	$10.11	.41	(.13)	.28	(.63)	(.63)	$9.76	2.87	$9,091.54		4.13	532
October 31, 2017	9.82	.39	.23	.62	(.33)	(.33)	10.11	6.45	6,412.45		3.91	742
October 31, 2016	10.24	.41	(.35)	.06	(.48)	(.48)	9.82	.65	5,426.45		4.25	428
October 31, 2015	10.78	.31	(.45)	(.14)	(.40)	(.40)	10.24	(1.34)	1,446.59		2.98	486
October 31, 2014	10.88	.37	(.01)	.36	(.46)	(.46)	10.78	3.43	1,828.56		3.38	203
Class Y
October 31, 2018	$10.09	.41	(.13)	.28	(.63)	(.63)	$9.74	2.89	$192,459.54		4.15	532
October 31, 2017	9.79	.39	.24	.63	(.33)	(.33)	10.09	6.57	133,695.45		3.92	742
October 31, 2016	10.22	.40	(.35)	.05	(.48)	(.48)	9.79	.55	143,069.45		4.18	428
October 31, 2015	10.75	.31	(.44)	(.13)	(.40)	(.40)	10.22	(1.24)	381,738.59		2.98	486
October 31, 2014	10.85	.33	.03	.36	(.46)	(.46)	10.75	3.42	438,177.56		3.06	203

* Not annualized.

† For the period August 31, 2016 (commencement of operations) to October 31, 2016.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

The accompanying notes are an integral part of these financial statements.

84 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 85

Notes to financial statements 10/31/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2017 through October 31, 2018.

Putnam Fixed Income Absolute Return Fund (formerly Putnam Absolute Return 300 Fund)(the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek positive total return. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities and collateralized mortgage obligations. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, bonds with moderate exposure to interest rate and credit risks. Under normal circumstances, the fund will invest at least 80% of its net assets in fixed-income securities (fixed-income securities include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, the fund may use derivatives to a significant extent to obtain or enhance exposure to the fixed-income sectors and strategies mentioned above, and to hedge against risk.

The fund offers class A, class B, class C, class M, class P, class R, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains rein-vestment. Class A and class M shares are sold with a maximum front-end sales charge of 1.00% and 0.75%, respectively. Effective December 1, 2018, class A shares will be sold with a maximum front-end sales charge of 2.25%. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these

86 Fixed Income Absolute Return Fund

contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value

Fixed Income Absolute Return Fund 87

by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received

88 Fixed Income Absolute Return Fund

or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

Fixed Income Absolute Return Fund 89

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as

90 Fixed Income Absolute Return Fund

a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward

Fixed Income Absolute Return Fund 91

Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $121,341 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,856,985 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $5,688,527 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

92 Fixed Income Absolute Return Fund

At October 31, 2018, the fund had a capital loss carryover of $112,159,302 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

	Loss carryover
Short-term	Long-term	Total	Expiration
$76,720,299	$30,217,116	$106,937,415	*
5,221,887	N/A	5,221,887	October 31, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from realized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $3,501,561 to decrease undistributed net investment income, $3 to decrease paid-in capital and $3,501,564 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$12,015,907
Unrealized depreciation	(33,332,629)
Net unrealized depreciation	(21,316,722)
Undistributed ordinary income	5,079,560
Capital loss carryforward	(112,159,302)
Cost for federal income tax purposes	$637,737,327

For the fiscal year ended October 31, 2017, the fund had undistributed net investment income of $16,604,210.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.60% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofAML U.S. Treasury Bill Index plus 3.00% over the thirty-six month period then ended (the performance period). The maximum annualized performance

Fixed Income Absolute Return Fund 93

adjustment rate is +/– 0.12%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund under-performs significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.60% of the fund’s average net assets before a decrease of $289,400 (0.057% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through February 28, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

During the reporting period, Putnam Management reimbursed the fund $53,232 for certain trades in connection with a settlement with the SEC. The effect of the reimbursement by Putnam management of such amount had no material impact on total return.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

94 Fixed Income Absolute Return Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,732 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $389, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$410,518
Class B	1.00%	0.45%	17,505
Class C	1.00%	1.00%	602,591
Class M	1.00%	0.30%	14,071
Class R	1.00%	0.50%	1,124
Total			$1,045,809

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $846 and no monies from the sale of class A and class M shares, respectively, and received $44 and $976 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $38 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$2,529,142,014	$2,446,632,355
U.S. government securities (Long-term)	—	379,941
Total	$2,529,142,014	$2,447,012,296

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and

Fixed Income Absolute Return Fund 95

policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class A	Shares	Amount	Shares	Amount
Shares sold	4,578,149	$44,934,509	3,576,828	$35,202,421
Shares issued in connection with
reinvestment of distributions	947,888	9,184,672	578,670	5,537,875
	5,526,037	54,119,181	4,155,498	40,740,296
Shares repurchased	(5,849,576)	(57,460,299)	(10,520,613)	(103,564,367)
Net decrease	(323,539)	$(3,341,118)	(6,365,115)	$(62,824,071)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class B	Shares	Amount	Shares	Amount
Shares sold	9,453	$92,317	20,871	$203,150
Shares issued in connection with
reinvestment of distributions	22,620	218,012	17,766	169,485
	32,073	310,329	38,637	372,635
Shares repurchased	(266,034)	(2,606,906)	(234,492)	(2,300,916)
Net decrease	(233,961)	$(2,296,577)	(195,855)	$(1,928,281)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class C	Shares	Amount	Shares	Amount
Shares sold	383,465	$3,744,307	408,355	$3,983,580
Shares issued in connection with
reinvestment of distributions	262,024	2,528,070	157,304	1,500,683
	645,489	6,272,377	565,659	5,484,263
Shares repurchased	(1,752,719)	(17,146,409)	(2,809,294)	(27,425,467)
Net decrease	(1,107,230)	$(10,874,032)	(2,243,635)	$(21,941,204)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class M	Shares	Amount	Shares	Amount
Shares sold	9,012	$88,166	56,295	$548,449
Shares issued in connection with
reinvestment of distributions	28,597	275,876	20,531	195,863
	37,609	364,042	76,826	744,312
Shares repurchased	(103,936)	(1,014,557)	(278,196)	(2,722,037)
Net decrease	(66,327)	$(650,515)	(201,370)	$(1,977,725)

96 Fixed Income Absolute Return Fund

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class P	Shares	Amount	Shares	Amount
Shares sold	9,261,145	$91,412,250	3,642,269	$36,092,194
Shares issued in connection with
reinvestment of distributions	591,741	5,758,122	187,712	1,802,034
	9,852,886	97,170,372	3,829,981	37,894,228
Shares repurchased	(3,279,856)	(32,340,970)	(1,973,837)	(19,493,966)
Net increase	6,573,030	$64,829,402	1,856,144	$18,400,262

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class R	Shares	Amount	Shares	Amount
Shares sold	9,204	$90,474	2,606	$25,851
Shares issued in connection with
reinvestment of distributions	1,188	11,575	586	5,641
	10,392	102,049	3,192	31,492
Shares repurchased	(11,497)	(112,776)	(10,577)	(104,354)
Net decrease	(1,105)	$(10,727)	(7,385)	$(72,862)

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	418,329	$4,117,825	133,167	$1,319,269
Shares issued in connection with
reinvestment of distributions	44,863	436,488	18,764	180,139
	463,192	4,554,313	151,931	1,499,408
Shares repurchased	(166,155)	(1,632,687)	(70,613)	(698,697)
Net increase	297,037	$2,921,626	81,318	$800,711

	YEAR ENDED 10/31/18		YEAR ENDED 10/31/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	14,426,640	$141,821,437	6,027,883	$59,288,582
Shares issued in connection with
reinvestment of distributions	829,970	8,057,425	387,657	3,713,750
	15,256,610	149,878,862	6,415,540	63,002,332
Shares repurchased	(8,748,208)	(86,104,448)	(7,769,789)	(76,562,738)
Net increase (decrease)	6,508,402	$63,774,414	(1,354,249)	$(13,560,406)

At the close of the reporting period, the Putnam RetirementReady Funds owned 24.5% of the outstanding shares of the fund.

Fixed Income Absolute Return Fund 97

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/17	cost	proceeds	income	of 10/31/18
Short-term investments
Putnam Short Term
Investment Fund**	$41,138,535	$469,433,758	$433,212,529	$1,250,671	$77,359,764
Total Short-term
investments	$41,138,535	$469,433,758	$433,212,529	$1,250,671	$77,359,764

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

98 Fixed Income Absolute Return Fund

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$140,500,000
Purchased currency option contracts (contract amount)	$25,100,000
Purchased swap option contracts (contract amount)	$1,769,900,000
Written TBA commitment option contracts (contract amount)	$266,500,000
Written currency option contracts (contract amount)	$12,300,000
Written swap option contracts (contract amount)	$1,480,300,000
Futures contracts (number of contracts)	100
Forward currency contracts (contract amount)	$340,900,000
OTC interest rate swap contracts (notional)	$1,300,000
Centrally cleared interest rate swap contracts (notional)	$2,008,200,000
OTC total return swap contracts (notional)	$79,700,000
Centrally cleared total return swap contracts (notional)	$125,800,000
OTC credit default contracts (notional)	$76,100,000
Centrally cleared credit default contracts (notional)	$7,100,000
Warrants (number of warrants)	5,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
			Payables, Net assets —
Credit contracts	Receivables	$2,893,308	Unrealized depreciation	$8,486,702*
Foreign exchange
contracts	Investments, Receivables	1,854,149	Payables	1,232,626
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	11,414,928*	Unrealized depreciation	12,541,898*
Total		$16,162,385		$22,261,226

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Fixed Income Absolute Return Fund 99

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging				Forward
instruments under				currency
ASC 815	Warrants	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$—	$673,165	$673,165
Foreign exchange
contracts	—	(430,469)	—	(4,352,012)	—	$(4,782,481)
Equity contracts	214	—	—	—	—	$214
Interest rate
contracts	—	(538,384)	(596,305)	—	11,758,797	$10,624,108
Total	$214	$(968,853)	$(596,305)	$(4,352,012)	$12,431,962	$6,515,006

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$483,162	$483,162
Foreign exchange contracts	88,141	—	1,055,003	—	$1,143,144
Interest rate contracts	(3,694,032)	(7,983)	—	(345,358)	$(4,047,373)
Total	$(3,605,891)	$(7,983)	$1,055,003	$137,804	$(2,421,067)

100 Fixed Income Absolute Return Fund

This page left blank intentionally.

Fixed Income Absolute Return Fund 101

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Credit Suisse Securities (USA), LLC (clearing broker)	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$1,922,121	$—	$—	$—	$6,004	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,928,125
OTC Total return
swap contracts*#	673	4,024	—	—	—	24,677	—	14,995	—	—	2,986	—	—	—	—	—	—	—	47,355
Centrally cleared total return
swap contracts§	—	—	40,906	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	40,906
OTC Credit default
contracts — protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	249,536	920,529	—	1,136,688	—	—	381,793	133,252	—	71,510	—	—	—	—	2,893,308
Centrally cleared credit
default contracts§	—	—	233,085	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	233,085
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	5,818	—	—	—	—	—	5,818
Forward currency contracts #	131,099	83,451	—	48,474	—	239,294	—	232,661	164,259	140,574	—	—	—	—	57,438	189,944	224,337	38,535	1,550,066
Forward premium swap
option contracts #	192,483	—	—	143,003	—	—	—	85,603	—	124,555	—	—	—	49,562	—	—	—	—	595,206
Purchased swap options **#	9,906	—	—	886,177	—	—	—	553,944	—	2,073,822	—	—	—	770,011	—	—	—	—	4,293,860
Purchased options **#	—	—	—	96,777	—	—	—	204,642	2,664	746,151	—	—	—	—	—	—	—	—	1,050,234
Total Assets	$334,161	$87,475	$2,196,112	$1,174,431	$249,536	$1,184,500	$6,004	$2,228,533	$166,923	$3,085,102	$384,779	$133,252	$5,818	$891,083	$57,438	$189,944	$224,337	$38,535	$12,637,963
Liabilities:
Centrally cleared interest rate
swap contracts§	$—	$—	$1,312,488	$—	$—	$—	$6,004	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,318,492
OTC Total return
swap contracts*#	—	36,642	—	414	—	15,835	—	21,650	—	6,620	19,573	—	—	—	—	—	—	—	100,734
Centrally cleared total return
swap contracts§	—	—	45,734	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	45,734
OTC Credit default
contracts — protection sold*#	289,153	—	—	—	509,104	2,580,086	—	1,542,764	—	—	2,411,752	183,034	—	754,527	—	—	—	—	8,270,420
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	218,469	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	218,469
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	31,337	—	—	—	—	—	31,337
Forward currency contracts #	59,930	32,692	—	81,772	—	144,550	—	290,981	233,208	72,616	—	—	—	—	15,704	35,319	91,458	30,529	1,088,759

102 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 103

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Credit Suisse Securities (USA), LLC (clearing broker)	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total
Forward premium swap
option contracts #	$395,913	$7,175	$—	$191,152	$—	$—	$—	$179,985	$—	$532,536	$—	$—	$—	$44,105	$—	$—	$—	$—	$1,350,866
Written swap options #	35,622	203,317	—	1,154,868	—	—	—	557,341	—	1,516,964	—	—	—	570,646	—	—	—	—	4,038,758
Written options #	—	—	—	40,881	—	—	—	102,986	—	919,422	—	—	—	—	—	—	—	—	1,063,289
Total Liabilities	$780,618	$279,826	$1,576,691	$1,469,087	$509,104	$2,740,471	$6,004	$2,695,707	$233,208	$3,048,158	$2,431,325	$183,034	$31,337	$1,369,278	$15,704	$35,319	$91,458	$30,529	$17,526,858
Total Financial and
Derivative Net Assets	$(446,457)	$(192,351)	$619,421	$(294,656)	$(259,568)	$(1,555,971)	$—	$(467,174)	$(66,285)	$36,944	$(2,046,546)	$(49,782)	$(25,519)	$(478,195)	$41,734	$154,625	$132,879	$8,006	$(4,888,895)
Total collateral received
(pledged)†##	$(393,404)	$(102,734)	$—	$(294,656)	$(223,435)	$(1,555,971)	$—	$(467,174)	$—	$36,944	$(2,046,546)	$—	$—	$(444,204)	$—	$120,091	$121,341	$—
Net amount	$(53,053)	$(89,617)	$619,421	$—	$(36,133)	$—	$—	$—	$(66,285)	$—	$—	$(49,782)	$(25,519)	$(33,991)	$41,734	$34,534	$11,538	$8,006
Controlled collateral
received (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$170,000	$—	$—	$—	$—	$—	$120,091	$—	$—	$290,091
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$121,341	$—	$121,341
Collateral (pledged) (including
TBA commitments)**	$(393,404)	$(102,734)	$—	$(308,005)	$(223,435)	$(1,631,719)	$—	$(501,138)	$—	$—	$(2,167,476)	$—	$(63,942)	$(444,204)	$—	$—	$—	$—	$(5,836,057)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $169,607 and $11,219,470, respectively.

Note 10: New accounting pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017–08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310–20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities held at a premium, to be amortized to the earliest call date. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

104 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 105

# About the Trustees

## INDEPENDENT TRUSTEES

**Liaquat Ahamed**

*Born 1952, Trustee since 2012*

**Principal occupations during past five years:** Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

**Other directorships:** The Rohatyn Group, an emerging-market fund complex that manages money for institutions

**Ravi Akhoury**

*Born 1947, Trustee since 2009*

**Principal occupations during past five years:** Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

**Other directorships:** English Helper, Inc., a private software company

**Barbara M. Baumann**

*Born 1955, Trustee since 2010*

**Principal occupations during past five years:** President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

**Other directorships:** Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

**Katinka Domotorffy**

*Born 1975, Trustee since 2012*

**Principal occupations during past five years:** Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

**Other directorships:** Great Lakes Science Center; College Now Greater Cleveland

**Catharine Bond Hill**

*Born 1954, Trustee since 2017*

**Principal occupations during past five years:** Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

**Other directorships:** Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

**Dr. Paul L. Joskow**

*Born 1947, Trustee since 1997*

**Principal occupations during past five years:** Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

**Other directorships:** Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

106 Fixed Income Absolute Return Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2018, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Fixed Income Absolute Return Fund 107

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

108 Fixed Income Absolute Return Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
100 Federal Street		Assistant Treasurer
Boston, MA 02110	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
100 Federal Street	Jonathan S. Horwitz
Boston, MA 02110	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Compliance Officer
KPMG LLP

This report is for the information of shareholders of Putnam Fixed Income Absolute Return Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

**Go paperless:** Log on to putnam.com or scan this code to update your mailing options.

AN109 313927 12/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2018	$115,548	$ —	$6,025	$ —
October 31, 2017	$107,331	$ —	$5,850	$ —

For the fiscal years ended October 31, 2018 and October 31, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $6,025 and $5,850 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2018	$ —	$ —	$ —	$ —

October 31, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2018